UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEVEN ARTS ENTERTAINMENT INC.
(Name of Registrant as Specified in Charter)

Not applicable
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SEVEN ARTS ENTERTAINMENT INC.
_____________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 31 , 2012
_____________________________

To the Stockholders of Seven Arts Entertainment Inc.:

Notice is hereby given that a special meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on August 31 , 2012 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, for the following purposes:

1.
Potential Reverse Split of Shares.  To authorize the Board of Directors to implement a reverse split of the Company’s shares of common stock in a ratio as determined by the Board of Directors as necessary to meet the continued listing requirements of The NASDAQ Capital Market or the new listing standards for an alternate exchange to be chosen by the Board.

2.
Issuance of Up To 200,000 Shares of Amended Series B Preferred Stock.  To re-authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 shares of Series B preferred stock.

3.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.

4.
Approval of Potential Issuance of Up To 50,000,000 Shares Of Our Common Stock Potentially Below theGreater Of The Common Stock’s Book Value or Market Value and Approval of Securities Purchase Agreement with JMJ Financial.  To authorize the Board of Directors to issue up to 50,000,000 shares of common stock at a price potentially below the greater of each share’s book value or market value on the date of issuance, and to ratify the Securities Purchase Agreement and related transactions between the Company and JMJ Financial.

5.	Other Business. To transact such other business as may properly come before the special meeting of stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our board of directors has fixed the close of business on July 26, 2012 as the record date for determining the stockholders entitled to notice of and to vote at this special meeting of stockholders and at any adjournment thereof.

We have decided to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet.  We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery.  Whether or not you expect to attend the special meeting of stockholders in person, it is important that your shares are represented.  Please vote as soon as possible.

By Order of the Board,

By:	/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer
Los Angeles, California

August 8 , 2012

SEVEN ARTS ENTERTAINMENT INC.

8439 SUNSET BLVD., SUITE 402

WEST HOLLYWOOD, CA 90069
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PROXY STATEMENT
_____________________________

GENERAL INFORMATION

Proxy Solicitation

This proxy statement is furnished to stockholders of Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), in connection with our solicitation of proxies for use in voting at our special meeting of stockholders (the “Special Meeting”) to be held on August 31 , 2012 at 9:00 a.m., local time, at 8439 Sunset Blvd., Suite 402, West Hollywood, CA 90069 or at any adjournment thereof.  The purposes of the Special Meeting and the matters to be acted upon are set forth in the accompanying Notice relating to the Special Meeting.  Our board of directors (the “Board”) is not currently aware of any other matters that will come before the Special Meeting.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet.  Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders.  All stockholders will have the ability to access the proxy materials on a website referenced in the Notice or request to receive a printed set of the proxy materials.  Instructions regarding how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice.  In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice was mailed to stockholders, and the proxy materials were first given to stockholders via Internet access, on or about August 10 , 2012.  On or before the time that the Notice was sent to stockholders, all materials identified in the Notice were publicly accessible, free of charge, at the website address specified in the Notice (http://www.Shareholdermaterial.com/SAPX)   Such materials will remain available on that website for twelve months subsequent to the conclusion of the Special Meeting.

Our officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.  All expenses incurred in connection with this solicitation will be borne by us.

Voting and Proxy Revocability

If you are a stockholder of record, you may vote in person at the Special Meeting.  We will give you a ballot when you arrive.  If you are a record stockholder, but you do not wish to vote in person or if you will not be attending the Special Meeting, you may vote by proxy.  You can vote by proxy over the Internet by following the instructions provided in the Notice.  If you are a beneficial owner of shares held in street name, follow the voting instructions provided in the Notice and in any correspondence from the record stockholder.

You may revoke the authority granted by your execution and delivery of a proxy at any time before its effective exercise by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Special Meeting.  If you deliver an executed proxy, and it is not subsequently revoked, your shares will be voted in the manner you direct on your proxy card.  If no specifications are given, your shares will be voted in favor of Proposals No. 1 and No. 2 and in the discretion of the proxy holders as to any other matters that may properly come before the Special Meeting.

Record Date and Voting Rights

Only stockholders of record at the close of business on July 26, 2012 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.  On July 26, 2012, there were 133 ,226,259 shares of our common stock outstanding, each of which is entitled to one vote on each of the matters to be presented at the Special Meeting.  On July 26, 2012, there were outstanding 125,125 shares of our Series A Preferred Stock and 180,000 shares of our Series B Preferred Stock outstanding, which represent in total 44,341,667 votes on each of the matters to be presented at the Special Meeting if we were to assume  conversion prices of $0.15 and $ $0.50 respectively, provided that the aggregate votes of holders of Series B Preferred Stock will not exceed 6,258,240 until approval of Proposal 2.  No Holder of the Series B Preferred Stock will be entitled to vote with respect to ratification of Proposal No. 2, which affects holders of Series B Preferred Stock.

A third of the outstanding shares entitled to vote must be present in person or represented by proxy at the Special Meeting in order to have a quorum for transaction of business.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.  “Broker non-votes” are shares held by brokers or nominees which are not voted on a particular matter because instructions have not been received from the beneficial owner.  If there is a quorum:

●
upon the approving vote of a majority of the votes cast, the Board will be authorized to implement a reverse split of the shares of common stock in a ratio determined by the Board to ensure that the Company meets the continued listing standards for its common stock on The NASDAQ Capital Market or a successor market  chosen by the Board.

●
upon the approving vote of a majority of the votes cast, excluding the votes of any Series B Preferred Stock, the Board will be re- authorized to issue up to 200,000 shares of Amended Series B Preferred Stock, and the issuance of 180,000 shares of Series B Preferred Stock by the Board will be ratified.

●
upon approval of a majority of the votes cast, the Board will be authorized to amend the Company’s Revised 2012 Stock Incentive Plan to increase the number of common shares issuable from 5,000,000 to 20,000,000 shares.

If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote on the proposed reverse split of our common stock.  Accordingly, we encourage you to vote promptly, even if you plan to attend the Special Meeting.

 Stockholder Proposals

All stockholder proposals which are intended to be presented at the 2013 annual meeting must be received by the Company no later than January 15, 2013 for inclusion in the Board’s proxy statement and on the proxy card relating to the 2013 annual meeting.

A stockholder proposal that will not appear in the proxy statement may be considered at a meeting of stockholders only if the Company has received timely notice of the proposal.  In order to be timely, for the 2013 annual meeting, the Company must receive notice of the proposal no later than January 15, 2013.

PROPOSAL NO. 1 – AUTHORIZE BOARD OF DIRECTORS TO IMPLEMENT A REVERSE SPLIT OF
THE COMPANY’S COMMON STOCK AS DETERMINED BY THE BOARD OF DIRECTORS

Our Board is proposing for stockholder approval a resolution set forth below to authorize the Board in its discretion to implement a reverse split of our common shares in a ratio as determined by the Board.

Purpose of the Resolution:

The Company’s common stock is listed on The NASDAQ Capital Market (“NASDAQ CM”) and (including the ordinary shares of our listing predecessor, Seven Arts Pictures Plc) has been since February, 2009.  While the Company meets all other requirements of NASDAQ CM for continued listing, the common shares of the Company from time to time due to market conditions, short selling and other trading strategies or factors unknown to the Company have failed to meet the continued listing requirement of NASDAQ CM that the closing bid price of the Company’s common stock remain over $1 for at least ten consecutive trading days (“$1 Rule”).  The Company’s common stock currently is trading at less than $1 and through extensions obtained from NASDAQ CM; the Company has until September 20, 2012 to meet the $1 Rule.  Management believes that it is important for the Company to meet the requirement of the $1 Rule by this date. As a result  the Board seeks authorization to implement a reverse split of the Company’s common stock if necessary to comply with the $1 Rule in this time period.  The Board believes that continuation of trading of the Company’s shares on NASDAQ CM is in the best interests of stockholders and will implement a reverse split if it determines such is necessary to maintain the listing of its common shares on NASDAQ CM.

The Board may determine to change the listing of the Company’s common stock to an equivalent stock exchange such as NYSE MKT in place of the NASDAQ CM and may determine to effect a reverse split in order to meet the initial listing requirements of such other exchanges which may and likely will have an initial minimum bid price of up to $3.00 per share.

The  trading price of the Company’s common stock is $.04 per share.(as of July 26, 2012)  The Board may  exercise its discretion to obtain a closing bid price of up to  $3.00 to ensure that the applicable initial listing requirements are met.

Possible Effects Of A Reverse Split.

While a reverse split of the Company’s common stock will not change the inherent values of the Company’s common stock or the claims on the assets of the Company by each stockholder, stockholders may suffer a decline in the aggregate market value of their holdings of common shares after a reverse split due to trading strategies or market conditions.  Such declines are common for reasons that vary with different enterprises and market conditions, and cannot be predicted or measured with certainty.

We are requesting the approval of our stockholders for a reverse split of our common stock, without an equivalent, proportional reduction in our authorized capital .  One of the effects of the proposed reverse split would be similar to the effects of an increase in our authorized capital, as, following the relevant filings with the Nevada Secretary of State’s office, which will result in fewer outstanding shares of our common stock, we will have an increased number of authorized but unissued shares of our common stock available for issuance in the future.   Like the currently authorized but unissued shares of our pre-split common stock, any additional shares of common stock after any reverse split would be available for issuance without further action by our stockholders, unless further action is required by law or the rules of the stock exchange upon which the common stock is listed .

Although a reverse split of our common stock without an equivalent, proportional reduction in our authorized capital could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed reverse split is not in response to any effort by any person or group to accumulate our common stock or to obtain control of us by any means.  Rather, it is, as noted above, solely in respect of the $1 Rule and maintaining the listing of our common stock on the NASDAQ CM or to meet the initial listing requirements of the NYSE MKT or other exchanges which may and likely will have an initial minimum bid price at a higher amount than $1.  In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Resolution Granting Board Authority.

The following resolutions will be presented at the Special Meeting to grant authority to the Board to authorize a reverse split as determined by the Board.

RESOLVED, the Board of Directors of the Company shall have the authority to implement a reverse split of the shares of common stock of the Company to preserve the listing of the Company’s common stock on The NASDAQ Capital Market or other principal exchange as determined by the Board of Directors.
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Our Board recommends a vote for the grant of authority to the Board of Directors to implement a reverse split of the Company’s common stock in a ratio as determined by the Board of Directors.
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PROPOSAL NO. 2 — RE-AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 200,000 SHARES OF AMENDED SERIES B PREFERRED STOCK
AND RATIFY THE ISSUANCE OF180,000 SHARES OF SERIES B PREFERRED STOCK.

Background

At the Annual Meeting held on March 25, 2012 (“2012 Annual Meeting”), the Board of Directors sought approval from stockholders of the transaction with David Michery (as discussed in more detail below), which resulted in the issuance of 100 ,000 shares of the Company’s Series B preferred stock to Mr. Michery and the other individuals transferring ownership of certain music assets to the Company .  The Board of Directors sought approval under the “Any Other Business” portion of the meeting .   The stockholders granted such approval, both voting separately and voting with the votes of the holders of the " Series B preferred stock . ”
The Company failed to file with NASDAQ a copy of the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock (“Certificate”) and the agreements for the issuance of 180,000 shares of Series B preferred stock at least 15 days prior to the issuance of such shares by the Company on February 23 , 2012.  Upon review of the Certificate, in a letter dated July 3, 2012, NASDAQ determined that the Certificate violated NASDAQ Listing Rule 5640 in that: (1)  the conversion price adjustment in Paragraph 6(H) of the Certificate could cause the conversion price to be reduced below the closing bid of the Company’s common stock immediately preceding the entering into of a binding agreement to issue any shares of Series B preferred stock, and (2) the right of the holder to vote as a class to elect two members of the Board of Directors of the Company did not take into account subsequent reductions in the holder’s “ownership position.”

The NASDAQ Staff also stated that  they would not accept such stockholder approval at the 2012 Annual Meeting since (1) the requests for the approval and the terms of the Certificate were not included in the Company’s Proxy Statement and were approved as Other Business, and (2) the Series B stockholders were permitted to vote on such approval even though there were sufficient votes to approve the Certificate and the issuance of Series B preferred stock, without reference to the votes of any holder of Series B preferred stock, and without reference to any votes obtained by proxy (as well as assuming that all proxy votes opposed the motion).

NASDAQ Delist Letter

NASDAQ issued a letter dated July 30, 2012 stating its intension to delist the Company’s common stock by reason of the violation or alleged violation of NASDAQ rules for the following reasons:-

1.            Violation of Stockholder Approval Rules .  NASDAQ stated that the Company entered into a binding agreement with the stockholders of Big Jake Music (“BJM”) on September 29, 2011 for the purchase of BJM (“BJM Purchase Agreement”) under which the Company could potentially issue up to 7.1 million shares of the Company’s common stock on conversion of up to $5,000,000 of a new issue of the Company’s Series B preferred stock (“Series B Preferred”), which amounts on conversion would result in an issuance of 20% or more of the voting power of the Company outstanding common stock immediately prior to September 29, 2011, a purported violation of Listing Rule 5635(a)(1).  Management believes that no binding agreement was entered into with the shareholders of BJM on September 29, 2011 or until February 23, 2012, since substantial closing conditions for such acquisition had not then been met and would never be met, which required substantial renegotiation of the material terms and conditions of the BJM Purchase Agreement with the shareholders of BJM.  Until February 23, 2012, no Series B Preferred was authorized by the Board; no certificates of designation were filed with the State of Nevada; and no shares were issued to BJM’s shareholders or into the escrow; hence, no shareholders of BJM had any voting or ownership rights with respect to the Company’s common stock under Nevada law or otherwise until February 23, 2012.  Notwithstanding the difference in opinion between the Company and the NASDAQ Staff concerning the effective date of the BJM Purchase Agreement (which date may be relevant for calculation of the above-referenced 20% voting power issue), the NASDAQ Staff stated that the Company violated its Rules because the conversion adjustment provisions of the Series B Preferred could result in the holders ultimately having more than 20% of the voting power or ownership rights with respect to the Company's common stock, as calculated in accordance with the Rules.  The NASDAQ Staff also stated that the Company failed to respond to its requests for copies of the BJM Purchase Agreement.

NASDAQ also stated that the Company further violated Listing Rule 5635(a)(1) by acquiring certain music assets of David Michery (“Michery”) in a binding agreement on December 19, 2011 (“Michery Acquisition Agreement”) for up to $10,000,000 of Series B Preferred, which could result on conversion in the issuance of up to 9 million shares of the Company’s common stock, which would have been more than 20% of the voting power of the Company outstanding immediately prior to December 19, 2011.  Management believes no binding agreement was entered into with Michery on December 19, 2011 or before February 23, 2012, since substantial closing conditions for such acquisition had not then been met and would never be met, which required substantial renegotiation of the material terms and conditions of the Michery Acquisition Agreement.  Until February 23, 2012, no Series B Preferred was authorized by the Board; no certificate of designation was filed with the State of Nevada; and no shares were issued to Michery or to any person; hence, Michery did not have any voting or ownership rights with respect to the Company’s common stock under Nevada law or otherwise until February 23, 2012.

On February 23, 2012, the shareholders of BJM received $1,000,000 of Series B preferred stock with the balance of $7,000,000 of Series B Preferred to be placed in escrow with our counsel.  Management believes it is unlikely that such escrowed Series B Preferred will be ever delivered to the shareholders of BJM, and has not authorized counsel to vote such shares.  On February 22, 2012, the holders of Series B Preferred by reason of the sale of BJM would own on conversion of such Series B Preferred less than 20% of the common stock of the Company issued and outstanding on February 22, 2012, including conversion of Series A preferred stock.

Management determined to seek approval of the Michery Acquisition Agreement at the 2012 Annual Meeting as Other Business, which, it believed, eliminated any potential violation of Listing Rule 5635(1)(i).  Such approval was obtained at the 2012 Annual Meeting by (i) the common shares physically present at the meeting, (ii) the common shares present at the meeting by proxy, and (iii) by Michery.  NASDAQ objected to this stockholder approval because that specific matter was not disclosed in the Proxy Statement and because Michery voted his Series B Preferred shares in favor of the transaction (as permitted under Nevada law).  Further, the Proxy Statement included requested approval of a proposal for any financing transactions approved by the Board, even at a below market or book value price, which could result in an issuance of 20% more of the voting rights or common stock to the issuee.  This proposal was also adopted by the stockholders.

However, in light of NASDAQ’s concern that the terms of the Series B Preferred violate its Rules, the Company has (a) amended the Series B Preferred (“Revised Series B Preferred”) to remediate any such NASDAQ Listing Rule violations in respect of the Series B Preferred and (b) has called this Special Meeting to seek, among other purposes, the ratification of the Certificate of Designation of the Revised Series B Preferred and the approval of the issuance of up to 180,000 shares of Revised Series B Preferred pursuant to the BJM Purchase Agreement and Michery Acquisition Agreement, as discussed below.

2.            Violating of Voting Rights Rules .  NASDAQ stated that the terms of the Series B Preferred issued pursuant to the BJM Purchase Agreement and the Michery Acquisition Agreement violated Listing Rule 5640 because the conversion adjustment provisions of the Series B Preferred could result in the Series B Preferred voting on an as-if-converted basis based on a conversion price that could potentially be lower than $.25, the closing bid price on February 22, 2012.  This possibility has been eliminated in the Revised Series B Preferred.

The NASDAQ Staff also stated that the terms of the Series B Preferred, which provided those holders with the right to elect two of our directors, violated Listing Rule 5640, as such right does not “step down” after conversion of Series B Preferred to a proportionate number of directors to the remaining unconverted shares of Series B Preferred.  The Revised Series B Preferred eliminates any voting by the holders of Series B Preferred when less than 100,000 shares of Revised Series B Preferred remain outstanding..

3.            Failure To Timely Submit Notification And Respond To Staff Requests .  The NASDAQ Staff stated that the Company did not timely submit listing applications for the BJM Purchase Agreement and the Michery Acquisition Agreement and did not timely respond to Staff requests for information relating to share issuances.  The BJM deal began when we were still a foreign private issuer .At the time we believed that no listing application was required for the BJM Purchase Agreement by reason of our status as a foreign issuer.  We have now filed appropriate listing applications for the BJM Purchase Agreement and Michery Acquisition Agreement..

4.            Company’s Financial Condition.  In issues not heretofore raised with us, the NASDAQ Staff questioned whether we are able to operate our business, pay our employees and suppliers and otherwise meet our obligations as a public company, even though we have done so for the twenty years we and our predecessors have been in business, and have no going concern qualification in any accounting statement.  We had provided NASDAQ a cash flow projection for 18 months which showed positive and substantial cash flow.  The NASDAQ Staff cited our “extremely low stock price” as a concern. We acknowledge that many factors could result in a low trading price. Not withstanding, as noted in Proposal No. 1, the Board is seeking authorization to effect a reverse stock split if necessary to address the stock price issue.  Further, the NASDAQ Staff cited our dispute with NASDAQ over the fee for the listing of additional shares which we contested for the reasons set forth above, but paid when our protests were unsuccessful.  Lastly, NASDAQ cites our disclosure of the investigation of tax credits in New Orleans by the US Attorney’s Office, which tax credits have been re-audited and confirmed.  No charges have been brought against any officer of the Company or any of its subsidiaries and none is pending.  None of the foregoing in the opinion of management affects or will affect our on-going business.

Neither the Company nor any holder of Series B preferred stock intended that the Series B preferred stock would have voting rights that would exceed those of the common shareholders, as measured on the date of issuance of the Series B, at any point in time. However, to eliminate any doubt on the matter, the Company and the holders have agreed to amend the Certificate as set forth on the Correct Certificate of Designation of Series B Preferred Stock attached hereto as Annex A (“Amended Series B Preferred Stock”) to reflect the Company’s and such holders’ intent:

A.
That the Series B preferred stock shall not be entitled to vote on an as-if-converted into common shares basis at a conversion price of less than $.2501 per common share (the closing bid price on February 22, 2012, the trading day immediately preceding the date of issuance of the Series B preferred stock).  This limitation shall remain in effect so long as the Series B preferred stock remains outstanding and shall not be impacted by any vote of the stockholders to re-authorize the issuance of the Series B preferred stock or to ratify the Series B preferred stock currently outstanding

B.	To provide that the rights of the holders of Series B preferred stock to elect two directors of the Company will terminate if less than 100,000 shares of Series B preferred stock are outstanding.

C.
There will be no conversion of any shares of the Series B preferred stock until the earlier  of September 30, 2012, or approval of the issuance of the Amended Series B Preferred Stock by the stockholders. If stockholder approval has not been obtained for the Series B preferred stock by September 30, 2012, then the holders of the Series B preferred stock shall have the right to convert the Series B preferred stock into 6,258,240 shares, which represents 19.99% of the total capital shares outstanding on February 22, 2012, which was the last trading day immediately prior to the execution of the binding, definitive agreement for the issuance of the 180,000 shares of Series B preferred stock currently outstanding, on a pro rata basis. Notwithstanding the foregoing, the holders of the Series B preferred stock are currently entitled to vote their shares on an as-if-converted basis up to 6,258,240, which represents 19.99% of the issued and outstanding capital stock on February 22, 2012, the last trading day immediately prior to the execution of the binding definitive agreement for the issuance of the Series B preferred stock, on  a pro rata basis.

On filing of the Amended Series B Preferred Stock as shown on Annex A, the Certificate has   no further force or effect and the rights of the holders shall be as set forth on Annex A.

Need for Stockholder Approval

The Company is amending the Certificate and seeking stockholder approval for the re-authorization of the Series B preferred stock and the ratification of the issuance of the Series B preferred stock currently outstanding  in response to concerns that have been raised by NASDAQ regarding the Company’s compliance with the NASDAQ shareholder approval and voting rights rules, as set forth in NASDAQ Listing Rules 5635 and 5640, respectively, Notwithstanding, the Company is not able to provide any assurances that these actions will be accepted by NASDAQ or that the Company’s  common shares  will not be delisted from The NASDAQ Capital Market in the future.

Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution

If we assume a conversion price of $0.50 , we would have an additional approximately 36,000,000 shares of common stock outstanding if all the Amended Series B Preferred Stock is converted into common stock. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our Stock Price

If Proposal 2 receives the necessary approval and we are authorized to issue additional shares of our common stock upon the conversion of the Amended Series B Preferred Stock, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period (from the initial issuance of the Series B Preferred Stock, or, under certain circumstances, the expiration of any relevant escrow period)   required under Rule 144 of the Securities Act of 1933. These shares could become eligible for resale in the public markets earlier if we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of the Amended Series B Preferred Stock will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Resolution Granting Board Authority

The following resolution will be presented at the Special Meeting to grant authority to the Board to re-authorize the issuance of up to 200,000 shares of Amended Series B Preferred Stock and to ratify the issuance of 180,000 of Series B preferred stock currently outstanding.

RESOLVED, the Board of Directors of the Company shall have the authority to issue up to 200,000 shares of Amended Series B Preferred Stock and the issuance of the 180 , 000 shares of Series B Preferred Stock currently outstanding is hereby ratified.
____________________________

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock.
____________________________

 PROPOSAL NO. 3 – APPROVAL OF Revised 2012 STOCK INCENTIVE PLAN

The Plan

Our Board of Directors unanimously approved the 2012 Stock Incentive Plan (the “2012 Plan”) on January 11, 2012, subject to stockholder approval at the 2012 Annual Meeting, which occurred on March 25, 2012.  Our Board of Directors is requesting that our stockholders approve a revision to the 2012 plan because of its belief that an increase in the number of shares of common stock of the Company available under the Revised 2012 Plan is in the Company’s interest and that of our stockholders (“Revised 2012 Plan”).  The following summary of certain features of the Revised 2012 Plan is qualified in its entirety by reference to the actual text of the Revised 2012 Plan, which is attached as Annex c to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2012 Plan at any time.

The Revised 2012 Plan provides for the grant to employees, including executive officers, of restricted stock, as well as cash or other stock-based awards and other benefits. The purpose of the Revised 2012 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.

A maximum of 20,000,000 shares of common stock may be issued and awarded under the Revised 2012 Plan . The maximum number of shares of common stock that may be subject to stock awards granted to any one participant during any single year period is 5,000,000. As of July 30, 2012 awards to purchase 5,000,000 shares of common stock under the 2012 Plan have not been granted.

The Revised 2012 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the Revised 2012 Plan may qualify for the “performance-based compensation” exception under Internal Revenue Code Section (the “IRC”) 162 (m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award of the state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Unless the Compensation Committee determines otherwise, if a recipient of restricted stock ceases to have a relationship with our Company, non-vested shares of restricted stock shall be forfeited. The Compensation Committee may grant cash awards at such times and in such amounts as it deems appropriate.  The Compensation Committee may grant has the right to grant other stock-based awards, which may include the grant of Common Stock based on certain conditions, the payment of cash based on the market performance of our Common Stock and the grant of certain securities convertible into Common Stock.

With respect to awards of restricted stock, if no election is made under Section 83(b) of the IRC and repurchase rights of the shares are retained by us, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gains purposes will not commence until the date the shares vest. Any dividends received with respect to shares subject to the restrictions will be treated as additional compensation income and not as dividend income. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant, who is an employee, will be subject to employment taxes and income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If instead a Section 83(b) election is made not later than 30 days after the date of transfer, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares. Any change in the value of the shares after the date of grant will be taxed as a capital gain or capital loss only if and when the shares are disposed of by the participant. If the Section 83(b) election is made, the participant’s holding period for capital gains begins on the date of grant. The Section 83(b) election is irrevocable. If a section 83(b) election is made and the participant then forfeits the restricted stock, the participant may not deduct as a loss the amount previously included in gross income. We will be entitled to a deduction at the same time, and in an amount equal to, the ordinary income recognized by the participant with respect to shares of restricted stock.

The foregoing is only a summary of certain federal income tax consequences of the Revised 2012 Plan and is based on our understanding of present federal tax laws and regulations.

In the event of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or other distribution of our stock or property, or other change in our corporate structure, the Compensation Committee may, in its sole discretion, in order to prevent diminution or enlargement of a participant’s benefits under the Revised 2012 Plan, substitute or adjust the number and class of shares that may be delivered under the Revised 2012 Plan and/or the number, class and price of shares covered by an outstanding award.

If a change in control of the company occurs, then, to the extent permitted by applicable law, the surviving corporation may assume all awards then-outstanding under the Revised 2012 Plan or substitute similar awards in lieu of awards granted under the Revised 2012 Plan. If a change in control occurs, the compensation committee may, among other things, provide for acceleration of benefits, lapsing of restrictions and vesting of benefits for any award that has been outstanding for at least six months, or provide for cash payments to be made to holders of certain awards and the cancellation of awards where the exercise price exceeds the fair market value of the shares.

Subject to the foregoing, the Compensation Committee has broad discretion to describe the terms and conditions applicable to awards granted under the Revised 2012 Plan. The Compensation Committee may at any time discontinue granting awards under the Revised 2012 Plan or otherwise suspend, amend or terminate the Revised 2012 Plan and may, with the consent of an award recipient, make such modifications of the terms and conditions of such recipient’s award as the Compensation Committee shall deem advisable. The Compensation Committee may amend the Revised 2012 Plan; provided, however, that no amendment shall be effective unless approved by stockholders if such approval is required under 162(m) of the IRC, Rule 16b-3 of the Exchange Act, the rules of the NYSE Amex or other applicable exchange, or applicable law.

Vote Required; Board of Director’s Recommendation

The approval of the Revised 2012 Plan will require the affirmative vote of a majority of the outstanding shares of our Common Stock.

_______________________

Our Board of Directors recommends that stockholders vote “FOR” approval and adoption of the 2012 Stock Incentive Plan.
________________________

PROPOSAL NO. 4 — AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE UP TO 50,000,000 SHARES OF COMMON STOCK POTENTIALLY BELOW THE GREATER
OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND RATIFY SECURITIES PURCHASE AGREEMENT AND RELATED TRANSACTIONS WITH JMJ FINANCIAL

The Company intends to issue up to 50,000,000 shares of its common stock in one or more transactions exempt from registration pursuant to the provisions of Regulation D, with one or a limited number of third-party, accredited investors.  The Company will have initiated and/or closed one transaction by the time of the Special Meeting. Any transaction approved by the shareholders must close on or before November 31, 2012.  No transaction closed after November 31, 2012 shall be approved or ratified by this Proposal 4.  Such transaction may involve the sale of shares of either common stock,  convertible debt (“Convertible Debt”), and/or warrants to purchase common stock,(“Warrants”) aggregating up to 50,000,000 shares of common stock, for up to $1,500,000 of purchase price,to a limited number of third-party, accredited investors (the “New Investors”)  All transactions will be made on terms deemed acceptable by our Board of Directors, which may include a conversion price per share and/or   warrant exercise price potentially at below the greater of a share of our common stock’s book value or its market value at the time of issuance in order to meet current market conditions and requirements.

The Company entered into a Securities Purchase Agreement dated June 27, 2012 with JMJ Financial (“Securities Purchase Agreement”), with the following material terms:

1.   Loan to the Company of $500,000 at 10% one-time interest charge due October 27, 2012.

2.   If unpaid at maturity, the loan is convertible into common stock at the election of JMJ Financial at the lesser of $0.04 or 80% of the average of the three lowest trade prices in the 20 trading days previous to the conversion, subject to certain penalties, anti-dilution adjustments and reset provisions..

3.   Warrants to  purchase up to 8,333,333 shares of common stock at $.03 per share, exercisable within four years of June 27, 2012.

4.   Issuance to JMJ Financial of 5,000,000 shares of common stock as an origination fee.

5.   Full recourse personal guaranty by CEO Peter Hoffman with a pledge of 25,000,000 shares of common stock issued to Mr. Hoffman, which he has agreed to not vote.

6.   JMJ Financial shall not own or control 20% or more of the Company’s common stock at any time, except by levy of the pledged common stock and only after stockholder ratification of the Securities Purchase Agreement and related transactions.  Failure  of the Company to permit its stockholders to vote on such ratification by September 21, 2012 (whether or not the stockholders so ratify) is an event of default under the Securities Purchase Agreement.

 Further information regarding the Securities Purchase Agreement and any other transaction entered into prior to the date of the Special Meeting will be included in Form 8-K to be filed in connection with each of these transactions.

Need for Stockholder Approval

In order for the New Investors to be permitted to convert all of their Convertible Debt into shares of our common stock and to exercise all of their Warrants (including JMJ Financial to exercise its rights under its Securities Purchase Agreement and the related transactions) , and/or in order for us to sell up to approximately 50,000,000 shares of our common stock, our stockholders must have approved this Proposal No. 4.  Without stockholder approval, the shares of our common stock issued directly or as underlying the Convertible Debt and/or Warrants will be subject to listing approval on NASDAQ CM  and the 20% limitation as referenced above under Rule 5635(d) of the Company Guide of NASDAQ CM.  As of the record date, we had 133,226,259 shares of common stock outstanding. Accordingly, our proposed Potential New Offering is being submitted to the stockholders for approval in order to comply with NASDAQ CM listing requirements.

Management does not anticipate that any shares of our common stock will be issued to JMJ Financial at less than market value as of June 26, 2012 ($0.03) but may do so due to the terms of the anti-dilution provision of the Securities Purchase Agreement.  Management does expect that the shares issued to JMJ Financial will be less than book value of each share on June 26, 2012. The ultimate number of shares to which JMJ might become entitled could exceed 20% of out outstanding stock as of June 27, 2012, but to ensure that no regulatory issue interferes with the Company’s performance of its responsibilities under the JMJ Securities Purchase Agreement and as required by the Securities Purchase Agreement, the Company seeks ratification and approval by stockholders of the Securities Purchase Agreement and the related transactions. No issuance of common stock to any new investor other than JMJ Financial shall be at a price of less than $0.01.

Notwithstanding stockholder approval of this proposal, the listing on the NASDAQ CM of any of the 50,000,000 shares that we may issue following such stockholder approval will require NASDAQ CM approval of an application for the listing of these additional shares. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 or other NASDAQ CM requirements.

Increased Dilution

The proposal being voted on at our Annual Meeting is related to the transaction described above . We would have an additional approximately 50,000,000 shares of common stock outstanding if all the Convertible Debt is converted into common stock,  all the  Warrants are exercised and all common shares are issued.. You should, therefore, consider the potential dilution in determining whether to approve this proposal.

Potential Negative Effect on our `Stock Price

If Proposal No. 4 receives the necessary approval and we are authorized to issue up to 50,000,000 additional shares of our common stock directly or upon the conversion of the Convertible Debt and the exercise of the  Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the six-month holding period required under Rule 144 of the Securities Act of 1933. These shares could become eligible for resale in the public markets earlier if, subsequent to the sale of the Convertible Debt or common stock, we file a registration statement with the SEC covering the resale of the shares and such registration statement is declared effective. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation

The approval of our proposal to issue of up to 50,000,000 shares of common stock, or up to 50,000,000 shares of common stock upon conversion of yet to-be-issued Convertible Debt and the exercise of yet to-be-issued Warrants at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Resolution Granting Board Authority

The following resolution will be presented at the Annual Meeting to grant authority to the Board to issue up to 50,000,000 shares of common stock potentially below the greater of a share of common stock’s book value or market value at the time of issuance and to ratify the Securities Purchase Agreement and the related transactions with JMJ Financial dated as of June 29, 2012:

RESOLVED, the Board of Directors of the Company shall have the authority to issue up to 50,000,000 shares of common stock at a price per share less than the greater of a share’s book value or market value at the time of issuance, and

FURTHER RESOLVED, the Securities Purchase Agreement dated as of June 27, 2012 between JMJ Financial and the Company is ratified  by the stockholders.
____________________________

Our Board recommends a vote FOR the grant of authority to the Board of Directors to issue up to 50,000,000 shares of common stock at a price per share below the greater of a share’s book value or market value at the time of issuance and to ratify the Securities Purchase Agreement and related transactions between the Company and JMJ Financial.
________________________

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth information regarding the ownership of our common stock as of July 30, 2012 by (i) each person known by the Company to own beneficially more than five percent (5%) of our common stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see “Executive Compensation”); and (iv) all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Amount of Beneficial Ownership	% of Class

SERIES A PREFERRED
Palm Finance Inc. (certificated) (11)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	125,125	100%

SERIES B PREFERRED
David Michery (10) (12)	8439 Sunset Boulevard, West Hollywood, CA 90069	83,500	46%
Lincoln Centre Equities(12) (14)	157 Davenport Ave. New Rochelle, NY 10805	595,500	33%
Lincoln Centre Growth Partners, Inc.(12) (15)	2841 Hartland Road, Suite 301 Falls Church, VA 22043	10,000	6%
Jason Shapiro (12)	61 West 62nd Street, Apt. 23F New York, NY 10023	10,000	6%

COMMON STOCK
Peter Hoffman(3)	8439 Sunset Boulevard, West Hollywood, CA 90069	200,000	*
Kate Hoffman (4)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Elaine New (5)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Robert Kaiser (6)	8439 Sunset Boulevard, West Hollywood, CA 90069	330,000	*
Hubert Gibbs (7)	136-144 New Kings Road, London SW6 4LZ	50,000	*
Dan Reardon (8)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
Tony Hickox (9)	8439 Sunset Boulevard, West Hollywood, CA 90069	50,000	*
David Michery (10)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Brett Pogany (11)	8439 Sunset Boulevard, West Hollywood, CA 90069	-	*
Total officers and directors as a group (9 persons) (16)	8439 Sunset Boulevard, West Hollywood, CA 90069	780,000	*
5% HOLDERS
Palm Finance Inc. (13)	233 Wilshire Blvd, Suite 200, Santa Monica, CA 90401	8,341,667	7.16%
__________________
* Less than 1%

(1) As at July 26, 2012, 133 ,226,259 shares of common stock were issued and outstanding.

(2) Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Exchange Act and generally includes voting or investment power with respect to securities and includes shares underlying convertible debentures, warrants and options that have been issued, granted and have vested and not been exercised and shares underlying options that will vest within the next 60 days only in respect to any person listed in the table.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all common stock shown as beneficially owned by him/her.

(3) Represents 50,000 shares underlying options that are exercisable within 60 days of this prospectus and 150,000 shares of common stock issued to New Moon, a company controlled by Peter Hoffman and pledged to Armadillo Ltd. Also includes 25,000,000 shares that are pledged to JMJ Financial in connection with Mr. Hoffman’s full recourse personal guarantee of the Company’s obligations to JMJ Financial.

(4) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(5) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(6) Represents 240,000 shares of common stock held of record and beneficially and 90,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(7) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(8) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement

(9) Represents 50,000 shares of common stock underlying options that are exercisable within 60 days of this proxy statement.

(10) David Michery is the record and beneficial owner of 35,500 shares of Series B Preferred Stock, none of which is convertible into shares of our common stock until September 30 2012, at which time the conversion price will be confirmed. Mr. Michery is also the record owner of an additional 38,000 shares of Series B Preferred Stock, all of which are subject to a two-year earnout provision.  Mr. Michery is also the beneficial owner of 10,000 shares held in David Michery Trust. Mr. Michery retains all of the voting rights in respect of such shares.

(11) The per-share conversion price for the Series A Preferred Stock is $0.15. 125,125 shares of Series A Preferred Stock are certificated.

(12) The per-share conversion price for the Series B Preferred Stock will be confirmed after September 30, 2012,as a function of 110% of the net asset value per share as of September 30, 2011, as then modified for any issuances of shares during the one-year period thereafter if such issuances are at or below 80% or below of $1.10 per share. None of these shares is convertible into shares of our common stock until September 30 2012. The holders retain all of the voting rights in respect of such shares.  120,000 of the 180,000 shares are subject to certain earn-out provisions.  The holders retain all of the voting rights in respect of such shares.

(13) Represents 8,341,667 shares of common stock underlying the shares of Series A Preferred Stock.

(14) The Company believes that Jake Shapiro is the person with voting and disposition powers in respect of such shares.

(15) The Company believes that Richard D. Smith is the person with voting and disposition powers in respect of such shares.

(16) Includes all information in footnotes 3 through 11, inclusively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent (10%) of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, directors and greater than ten percent (10%) beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

We have 6 directors who are late in filing their Forms 3 and 4.

Executive Compensation

2011 Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by us as well as certain other compensation awarded, earned by and paid, during the indicated fiscal year, to the Chief Executive Officer and Chief Financial Officer.

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation

				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)

Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-

Executive Officer Employment Agreements

We have an employment agreement with Peter Hoffman pursuant to which he will act as our CEO until December 31, 2013.  In connection with that employment agreement, we have granted Mr. Hoffman:

●	the right to sole responsibility for creative and business decisions regarding motion pictures we develop and produce,

●	a right of first refusal to produce remakes, sequels or prequels of motion pictures produced by Mr. Hoffman and acquired by us or any motion picture produced by us during his employment,

●	an annual salary of $500,000 per year plus bonuses, expenses and a signing option and

●
a right upon termination without cause to a lump sum payment of approximately $1,500,000, an assignment of all projects in development during the term of his employment and any amounts due upon such compensation as an excise tax.

We have an employment agreement with Kate Hoffman pursuant to which she will act as our COO ad infinitum at a salary of $85,000 per year plus bonuses and expenses.  Ms. Hoffman’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

We have an employment agreement with Elaine New pursuant to which she will act as an executive director ad infinitum at a salary of $225,000 (£150,000) per year plus bonuses and expenses.  Ms. New’s contract contains a “non-compete” clause pursuant to which she will be excluded from competing against us for 6 months following the date of her termination.

All of the employment agreements grant us a right to injunctive relief if the respective employee breaches the agreement.  With the exception of Ms. Hoffman’s and Ms. New’s agreements, the employment agreements do not contain “non-compete” clauses.

Director Compensation

Anthony Hickox will receive approximately $1,500 per meeting attended.

Robert Kaiser will receive $1,500 per month per meeting attended.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information on all restricted stock, stock options and SAR awards (if any) held by our named executive officers (“NEOs”) as of July 30, 2012.

Name	Number of Options Granted	% Of Total Options Granted on Grant Date	Exercise Price per Share	Grant Date	Expiration Date	Mkt. Value of Securities Underlying Options on Date of Grant

Peter Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Elaine New	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Katrin Hoffman	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Robert Kaiser	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Dan Reardon	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Hubert Gibb	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Anthony Hickox	50,000	100%	$0.44	14/10/2011	13/10/2016	$0.44
Peter Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Elaine New	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Katrin Hoffman	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Dan Reardon	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Hubert Gibb	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Anthony Hickox	50,000	100%	$0.39	06/12/2011	05/12/2016	$0.39
Robert Kaiser	50,000	100%	$0.89	01/09/2011	31/08/2016	$0.89
Total Granted	750,000

1) 50% of the options vest on December 31, 2011
2) 50% of the options vest on December 31, 2012

2011 Director Compensation

Our Board is responsible for consideration and determination of director compensation.

Officer and Director Compensation

				Long-Term Compensation
				Awards		Payouts
					Shares/
					Units
			Other	Securities Under	Subject to
	Annual Compensation		Annual	Option/	Resale		All Other
Name	Salary ($)	Bonus ($)	Compensation ($)	SAR’s Granted (#)	Restrictions ($)	LTIP Payouts ($)	Compensation ($)

Peter Hoffman	500,000	-	-	100,000	-	-	-
Elaine New	225,000	-	-	100,000	-	-	-
Kate Hoffman	78,000	-	-	100,000	-	-	-

OTHER MATTERS

We participate in a procedure known as “householding.”  This means that if you share the same last name with other stockholders living in your household, you may receive only one copy of our Notice.  Pursuant to the SEC rules, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of the Notice for your household, please contact our Corporate Secretary at Seven Arts Entertainment Inc., 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, Attn: Edward Bottenheim or by telephone at (323) 372-3083.

If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies in the future, please contact our Corporate Secretary as indicated above.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

The Board knows of no other matters that will be presented for consideration at our Special meeting.  However, if other matters are properly brought before the meeting, the proxy holders will vote your shares in their discretion.

A COPY OF THE COMPANY’S PREDECESSOR’S ANNUAL REPORT ON FORM 20-F WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: SEVEN ARTS ENTERTAINMENT INC., 8439 SUNSET BOULEVARD, SUITE 402, WEST HOLLYWOOD, CA 90069, ATTENTION: PETER HOFFMAN.

By Order of the Board,

/s/ Peter M. Hoffman
Peter M. Hoffman
Chief Executive Officer

Appendix A

Certificate of Amended Series B Preferred Stock
For Nevada Profit Corporations

PROXY	PROXY

SEVEN ARTS ENTERTAINMENT INC.

Special meeting of Stockholders

August 31 , 2012

9:00 a.m. local time

Seven Arts Entertainment Inc.

8439 Sunset Blvd., Suite 402

West Hollywood, CA 90069

The undersigned hereby appoints Peter Hoffman and Elaine New, and each of them, as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Seven Arts Entertainment Inc. held of record by the undersigned on July 26 , 2012 at the Special Meeting of Stockholders of Seven Arts Entertainment Inc. to be held August 31 , 2012, or at any adjournment of postponement thereof.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE THIS PROXY CARD, SIGN, DATE, DETACH AND

RETURN IN THE ENCLOSED ENVELOPE.

OR FAX: +1 801 277 3147

OR EMAIL TO: Julie@interwesttc.com

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of
Stockholders to be held August __, 2012.  The Proxy Statement and our 2011 Annual
Report to Stockholders are available at: www.Shareholdermaterial.com/SAPX.

PLEASE MARK VOTES AS IN THIS EXAMPLE:	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2 , 3 and 4. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2 ,  3 and 4 if no specification is made.

☐ I/We do plan to attend the 2012 Special meeting of Stockholders.

		FOR	AGAINST	ABSTAIN

1.
Potential Reverse Split of Shares. To authorize the Board of Directors to implement a reverse split of the Company’s shares of common stock in a ratio as determined by the Board of Directors as necessary to meet the continued listing requirements of NASDAQ or the new listing standards for an alternate exchange to be chosen by the Board.
		☐	☐	☐

2.
Issuance Of Up To 200,000 Shares of Amended Series B Preferred Stock. To authorize the Board of Directors to issue up to 200,000 shares of Amended Series B Preferred Stock to ratify the issuance of 180,000 shares of Series B preferred stock.
		☐	☐	☐

3.
Approval Of Revised 2012 Stock Incentive Plan.  To authorize the Board to increase the number of shares of the Company’s common stock issuable in the Company’s 2012 Stock Incentive Plan from 5,000,000 to 20,000,000.
		☐	☐	☐

4.
Issuance of up to 50,000,0000 shares of common stock. To authorize the Board of Directors to issue up to 50,000,000 shares of common stock potentially below the greater of a share of common stock’s book value or market value at the time of issuance and to ratify and approve the Securities Purchase Agreement and related transactions between the Company and JMJ Financial dated June 27, 2012.
	☐	☐	☐

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations

(Pursuant to NRS 78.1955)

1. Name of corporation:

SEVEN ARTS ENTERTAINMENT INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

(continued on following pages)

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 3-6-09

AMENDMENT TO CERTIFICATE OF DESIGNATION

RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors of the Company by the Company’s Articles of Incorporation, the Board of Directors hereby creates a series of preferred stock, herein designated and authorized as the Series B Cumulative Convertible Preferred Stock, par value $0.01 per share, which shall consist of Two Hundred Thousand (200,000) of the Forty Nine Million Eight Hundred Seventy Four Thousand and Eight Hundred Seventy Five (49,874,875) shares of common stock which the Company now has the authority to issue and to re-classify as preferred stock, and the Board of Directors hereby fixed the powers, designations and preferences and the relative, participating, option and other special rights of the shares of each class and series, and the qualifications, limitations and restrictions thereof as follows:

1. Number.  The number of shares constituting the Series B Cumulative Convertible Preferred Stock shall be Two Hundred Thousand (200,000).  The Company's Board of Directors has the right to create additional classes or series of stock, and to prescribe the powers, designations and preferences and the relative, participating, optional and other special rights of the shares of such classes or series, and the qualifications, limitations and restrictions thereof.

2. Definitions.  Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

"Articles" means the Articles of Incorporation of the Company, as amended.

"Board" means the Board of Directors of the Company.

"Business Day" has the meaning set forth in the Subscription Agreement.

"Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership, limited partnership, limited liability company or other equity interests of such Person.

"Certificate of Rights and Preferences" means this Certificate of Designations, Rights and Preferences of the Series B Preferred Stock.

"Common Stock" means all shares of the Company's authorized stock that is from time to time by the Board designated herein as Common Stock.  The holders of shares of Common Stock shall have the voting rights described in Section 5.  Shares of Common Stock shall be considered Junior Securities as defined herein.

"Company" means Seven Arts Entertainment Inc., a Nevada corporation.

"Conversion Closing" is defined in Section 6(A)(i).

"Conversion Closing Date" is defined in Section 6(A)(i).

"Conversion Notice" is defined in Section 6(A)(i).

"Conversion Price" means one hundred ten percent (110%) of the pro forma adjusted book value of the Company as of September 30, 2011 divided by the number of shares of Common Stock  ( on a fully diluted basis) outstanding on September 30, 2011(“Book Value Per Share”) as certified by the Company’s Chief Financial Officer and based on the audited financial statements of the Company for the fiscal year ended June 30, 2011 and all adjustments to the Company’s capital account through September 30, 2011 shall be made in accordance with United States generally accepted accounting principles (the “Certificate.”)  The Certificate shall be delivered to each holder of Series B Cumulative Preferred Stock on or before October 10, 2011 and will be subject to any adjustments made by the Company’s independent certified public accountants on or before September 30, 2012 in the Company’s capital account for the fiscal quarter ended September 30, 2011.  The Conversion Price will be subject to adjustment as provided in this Section 6(E), (F), (G) and (H).

"Conversion Stock Amount" is defined in Section 6(A)(ii).

"Daily Market Price" means, with respect to the Common Stock on any date, the amount per share of such Common Stock equal to (i) the daily volume-weighted average price on such date on the Principal Listing Exchange or, if such security has no Principal Listing Exchange, the market on which such security is then listed or, if no sale takes place on such date, the average of the closing bid and asked prices thereof on such date on the Principal Listing Exchange or, if such security has no Principal Listing Exchange, the market on which such security is then listed, in each case as reported by Bloomberg, L.P. (or by such other Person as Holder and the Company may agree), or (ii) if such Common Stock is not then listed or admitted to trading on a market, the higher of (x) the book value per share thereof as determined by any firm of independent public accountants of recognized standing selected by the Board as of the last calendar day of any month ending within sixty (60) calendar days preceding the date as of which the determination is to be made or (y) the fair value per share thereof determined in good faith by an independent, nationally recognized appraisal firm selected by Holders of a Majority of the Series B Preferred Stock and reasonably acceptable to the Company (whose fees and expenses shall be borne by Company), subject to adjustment for stock splits, recombinations, stock dividends and the like.

"Dividend Payment Date" is defined in Section 3(A).

"Dividend Period" is defined in Section 3(A).

"Dividend Rate" is defined in Section 3(A).

"Effective Election Notice" means an Election Notice following the 30th Business Day after its delivery to a Holder, which shall, after expiration of such thirty (30) Business Day period, supersede any prior Effective Election Notice.

"Election Notice" means the delivery by the Company to a Holder of a notice signifying its election to deliver cash or shares of Common Stock in the event of a dividend or conversion.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Holder" means a holder of Series B Preferred Stock.

"Issue Date" means with respect to any shares of Series B Preferred Stock the original date of issuance of such shares of Series B Preferred Stock.

"Junior Securities" means Capital Stock that, with respect to dividends and distributions upon Liquidation, ranks junior to the Series B Preferred Stock, including but not limited to Common Stock.

"Liquidation" means the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided, however, that a consolidation, merger or share exchange shall not be deemed a Liquidation, nor shall a sale, assignment, conveyance, transfer, lease or other disposition by the Company of all or substantially all of its assets, which does not involve a distribution by the Company of cash or other property to the holders of Common Stock, be deemed to be a Liquidation.

"Liquidation Preference" is defined in Section 4.

"Majority of the Series B Preferred Stock" means more than fifty percent (50%) of the then outstanding shares of Series B Preferred Stock.

"Parity Securities" means any class or series of Capital Stock that, with respect to dividends or distributions upon Liquidation, is pari passu with the Series B Preferred Stock.

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Preferred Stock" means the Company's preferred stock authorized pursuant to the provisions of the Articles and Bylaws.

"Prevailing Market Price" means, with respect to the Common Stock on any reference date, the average of the Daily Market Prices of such Common Stock for the ten (10) Business Days ending on and including the third (3rd) Business Day before such reference date, but not greater than the average of the Daily Market Prices of such Common Stock for any three (3) consecutive or non-consecutive Trading Days (determined in Subscriber's sole discretion) of such ten (10) Business Day period and not greater than the Daily Market Price on the last day of such ten (10) Business Day period.

"Principal Listing Exchange" has shall be NASDAQ Capital Markets, or such other exchanges as may be determined by the Board of Directors of the Company.

"Qualified Public Company" means a corporation meeting all of the following criteria:  (i) the common stock of the corporation is registered under Section 12 of the Exchange Act, (ii) the aggregate market value of the primary publicly traded class of common equity held by non-affiliates of such corporation as reported by Bloomberg L.P. on the reference date exceeds five million dollars ($5,000,000).

"Registered Common Stock" means Common Stock the resale of which has been registered under the Securities Act and is freely tradable upon delivery.

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"Senior Securities" means any class or series of Capital Stock that, with respect to dividends or distributions upon Liquidation, ranks senior to the Series B Preferred Stock.  Company will not issue any Senior Securities without approval from the majority holders of the Series B Preferred Stock.   Such approval shall not be reasonably withheld.

"Series B Preferred Stock" means the Convertible Series B Preferred Stock of the Company or successor designated by the Board of Directors of the Company.  Company will not issue any additional Series B Preferred Stock without permission from the majority holders of the Series B Preferred Stock.  Such approval shall not be reasonably withheld.

"Stated Value" is an amount equal to one hundred dollars ($100) per share of Series B Preferred Stock plus (x) any accrued and unpaid dividends (as of the date of determination, which for purposes of Section 6(A) shall be any applicable Conversion Closing Date, whether or not declared and whether or not earnings are available in respect of such dividends and assuming solely for the purposes of this definition that such dividends are paid in cash in accordance with Section 6(A)(iii), and (y) any dividends declared on the Common Stock in an amount equal to the product of (A) the per-share dividend on Common Stock multiplied by (B) the number of shares of Common Stock issuable upon conversion of a share of Series B Preferred Stock on the date such dividend is declared on the Common Stock.  In the event the Company shall declare a distribution on the Common Stock payable in securities or property other than cash, the value of such securities or property will be the fair market value.  Any such securities shall be valued as follows: (i) if traded on a National Securities Exchange, the value shall be deemed to be the average of the closing prices of the securities on such National Securities Exchange over the thirty (30) Business Day period ending three (3) calendar days prior to such declaration; (ii) if actively traded on another market, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) Business Day period ending three (3) calendar days prior to such declaration; and (iii) if there is no active market, the value shall be the fair market value thereof, as determined in good faith by the Board over the thirty (30) Trading Days period ending three (3) calendar days prior to such declaration.

"Subsidiary" of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has a least a majority ownership interest.

The foregoing definitions will be equally applicable to both the singular and plural forms of the defined terms.

3. Dividends and Distributions.

(A) Holders shall be entitled to receive out of the assets of the Company legally available for that purpose, dividends as declared from time to time by the Board of Directors for Holders as of a date selected by the Directors (“Dividend Payment Date”).

(B) Dividends payable on the Series B Preferred Stock if declared by the Board shall be paid quarterly, at the option of the Company, either in cash or by the issuance of Common Stock, which is then traded on the Principal Listing Exchange. The number of shares of Common Stock to be issued shall be determined by dividing the cash amount of the dividend otherwise payable by the Daily Market Price calculated as of such Dividend Payment Date; provided, however, if the Company shall combine, subdivide or reclassify its Common Stock, or shall declare any dividend payable in shares of its Common Stock, or shall take any other action of a similar nature affecting such shares, the number of shares of Common Stock to be issued shall be adjusted to the extent appropriate to reflect such event.  The number of shares of Common Stock to be issued as a dividend shall be rounded up to the nearest whole share after aggregating all shares of Series B Preferred Stock owned by a Holder.

(C) If, on any Dividend Payment Date, the Company fails to pay dividends, then until the dividends that were scheduled to be paid on such date are paid, such dividends shall cumulate and shall accrue additional dividends to and including the date of payment thereof at the Dividend Rate then in effect, compounded quarterly on each subsequent Dividend Payment Date.  Unpaid dividends for any period less than a full Dividend Period shall cumulate on a day to day basis and shall be computed on the basis of a three hundred sixty (360) day year.

(D) So long as any shares of the Series B Preferred Stock shall be outstanding, (i) the Company shall not and shall not allow its Subsidiaries to declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Junior Securities, (ii) the Company shall not and shall not allow its Subsidiaries to declare or pay any dividend whatsoever, whether in cash, property or otherwise, set aside any cash or property for the payment of dividends, or make any other distribution on any Parity Securities, except for dividends paid to the Company or any of its wholly-owned Subsidiaries and (iii) the Company shall not and shall not allow its Subsidiaries to repurchase, redeem or otherwise acquire for value or set aside any cash or property for the repurchase or redemption of any Junior Securities or Parity Securities, unless in each such case all dividends to which the Holders of the Series B Preferred Stock shall have been entitled to receive for all previous Dividend Periods shall have been paid and dividends on the Series B Preferred Stock for the subsequent four Dividend Periods shall have been designated and set aside in cash.

(E) If the Company elects to pay dividends in cash, the Company shall be entitled to deduct and withhold from such dividend on the Series B Preferred Stock such amounts as the Company is required to withhold with respect to such dividend under the Internal Revenue Code of 1986, as amended, or any other provision of state, local or foreign tax law.  In the event the Company pays a dividend on the Series B Preferred Stock by issuing Registered Common Stock to a Holder, on the Business Day following the Dividend Payment Date, the Holder shall, at Holder's election, either (i) transfer to the Company by wire transfer an amount sufficient to satisfy such withholding tax obligations  with respect to such dividend or (ii) notify the Company to satisfy such Holder's withholding tax obligations by electing to have the Company withhold from the shares of Registered Common Stock to be issued with respect to such dividend; provided, however, that such a Holder shall not be entitled to elect tax withholding in shares if to do so would result in a violation of the provisions of Section 16 of the Exchange Act and the rules and regulations thereunder.  For purposes of determining the withholding amount, the dividend amount shall equal the applicable number of dividend shares multiplied by the Daily Market Price on the Dividend Payment Date, and the tax withholding in shares will be calculated based on the Daily Market Price multiplied by the number of shares so withheld on the Dividend Payment Date.

4. Liquidation Preference.  In the event of any Liquidation, after payment or provision for payment by the Company of the debts and other liabilities of the Company and the liquidation preference of any Senior Securities that rank senior to the Series B Preferred Stock with respect to distributions upon Liquidation, each Holder shall be entitled to receive an amount in cash for each share of the then outstanding Series B Preferred Stock held by the Holder equal to the greater of (a) the Stated Value per share to and including the date full payment is tendered to Holders with respect to such Liquidation and (b) the amount the Holder would have received if the Holder had converted all outstanding shares of Series B Preferred Stock into Common Stock in accordance with the provisions of Section 6(A) hereof as of the Business Day immediately preceding the date of such Liquidation (such greater amount being referred to herein as the "Liquidation Preference"), before any distribution shall be made to the holders of any Junior Securities (and any Senior Securities or Parity Securities that, with respect to distributions upon Liquidation, rank junior to the Series B Preferred Stock) upon the Liquidation of the Company.  In case the assets of the Company available for payment to Holders are insufficient to pay the full Liquidation Preference on all outstanding shares of the Series B Preferred Stock and all outstanding shares of Parity Securities and Senior Securities that, with respect to distributions upon Liquidation, are pari passu with the Series B Preferred Stock in the amounts to which the holders of such shares are entitled, then the entire assets of the Company available for payment to Holders of the Series B Preferred Stock and to the holders of such Parity Securities and Senior Securities shall be distributed ratably among Holders of the Series B Preferred Stock and the holders of such Parity Securities and Senior Securities, based upon the aggregate amount due on such shares upon Liquidation.  Written notice of any Liquidation of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by facsimile and overnight delivery not less than ten (10) calendar days prior to the payment date stated therein, to Holders of record of the Series B Preferred Stock, if any, at their respective addresses as the same shall appear on the books of the Company.

5. Voting Rights. The Holders shall have the following voting rights with respect to the Series B Preferred Stock:

(A) Voting By All Classes.  Except as otherwise expressly provided herein or as required by law, the Holders of Series B Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

(B) No Series Voting.  Other than as provided herein or required by law, there shall be no series voting.

(C) Series B Class Voting Rights.  Each share of Series B Preferred Stock shall entitle the Holder thereof to the voting rights specified in Section 5(D), Section 5(E) and Section 5(F) and no other voting rights except as required by law.

(D) Voting For Directors.  The Board of Directors shall consist of nine members.  So long as there remains outstanding and are not converted or redeemed at least one hundred thousand (100,000) shares of Series B Preferred Stock, the Holders of Series B Preferred Stock, voting separately as a single class with one vote per share, in person or by proxy, shall be entitled to elect two members of the Company's Board of Directors at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, one of whom shall be “independent” as defined by the regulations of the Principal Listing Exchange.  Any additional members of the Company's Board of Directors shall be elected by the holders of Common Stock and Series B Preferred Stock (on an as-if-converted basis), voting together as a single class.  If a vacancy on the Board of Directors is to be filled by the Board of Directors, only directors elected by the same class, classes or series of stockholders as those who would be entitled to vote to fill such vacancy shall vote to fill such vacancy.  Directors may only be removed by the vote or consent of the class, classes or series of stock entitled to fill the vacancy created by such removal.

(E) Voting For Changes In Series B Preferred Stock.  The consent of Holders of at least a Majority of the Series B Preferred Stock, voting separately as a single class with 100 votes per share, in person or by proxy, either in writing without a meeting or at an annual or a special meeting of Holders called for the purpose, shall be necessary to:

(i) amend, alter or repeal, by way of merger or otherwise, any of the provisions of the Articles, including the Certificate of Rights and Preferences, or Bylaws of the Company so as to change any of the rights, preferences or privileges of the Holders.  Without limiting the generality of the preceding sentence, such change includes any action that would:

A. make dividends non-cumulative, or defer the date from which dividends will accrue, or cancel accrued and unpaid dividends, or change the relative seniority rights of Holders of Series B Preferred Stock as to the payment of dividends in relation to the holders of any other capital stock of the Company;

B. reduce the amount payable to Holders of the Series B Preferred Stock upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company, or change the relative seniority of the liquidation preferences of Holders of the Series B Preferred Stock or the rights upon liquidation of the holders of any other capital stock of the Company; or

C. make the Series B Preferred Stock redeemable at the option of the Company.

(ii) issue or sell or obligate itself to issue or sell any shares of Series B Preferred Stock; or

(iii) enter into or amend any agreement or understanding with respect to any of the foregoing.

(F) Right To Vote With Common Stock.  Except as to matters with respect to which Holders of the Series B Preferred Stock are entitled to vote separately as a class pursuant to this Section 5, the Holders of the Series B Preferred Stock shall be entitled to vote on all matters submitted for a vote to the holders of Common Stock as if they held a number of shares of Common Stock equal to the Conversion Stock Amount in Common Shares.  Holders of Series B Preferred Stock shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation.  Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series B Preferred Stock held by each Holder could be converted) shall be disregarded.  Notwithstanding the foregoing, the Holders of the Series B Preferred Stock shall not have as-if-converted voting rights in excess of 6,258,240 until the approval of the terms of the Series B Preferred Stock by the stockholders of the Company at a meeting called for that purpose.

(G) Common Stock.  Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held.

6. Conversion and Exchange.

(A) Procedure for Conversion or Exchange.

(i) General.  Shares of Series B Preferred Stock are convertible or exchangeable at the option of the Holder thereof at any time, from time to time, in whole or in part, as follows:

A. The conversion or exchange of shares of Series B Preferred Stock may be effected by the delivery by the Holder to the Company of a duly executed written notice of conversion, substantially in form and substance as attached hereto (the "Conversion Notice"), by facsimile, mail or overnight courier delivery, to the Company's address specifying the number of shares of Series B Preferred Stock to be converted.

B. The closing of a conversion or exchange (a "Conversion Closing") shall take place (a) on the later of (1) on the third (3rd) Business Day following and excluding the date the Conversion Notice is delivered and (2) such later date as the conditions set forth in Section 6(A)(ii) have been waived or satisfied or (b) any other date upon which the Holder and the Company mutually agree (a "Conversion Closing Date").

(ii) Conversion or Exchange for Stock.  If a Conversion Notice is duly given with respect to shares of Series B Preferred Stock, then such shares of Series B Preferred Stock shall be converted into that number of shares of Common Stock in the Company, at the option of the Holder, which herein may be trading on the Exchange at the Conversion Closing equal to (A) the aggregate Stated Value of such shares divided by (B) the Conversion Price (the "Conversion Stock Amount").  On the applicable Conversion Closing Date, the Holder shall surrender the certificate(s) representing the shares of Series B Preferred Stock to be converted to the Company at the address of the Company, and the Company, at its expense (including payment by it of any applicable issue taxes), shall cause to be issued in the name of and delivered to the Holder the Conversion Stock Amount of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock at the Conversion Closing Date as the Holder may direct, at the election of the Holder, (i) via the Depository Trust Company's Deposit and Withdrawal at Custodian (or DWAC) system or (ii) if DWAC is unavailable, by delivery of one or more original certificates representing shares of Common Stock delivered via Federal Express to the address instructed by the Holder in writing, and a copy of the airbill evidencing that such documents have been sent.

(iii) Holders of Record.  Each conversion of Series B Preferred Stock shall be deemed to have been effected immediately before the close of business on the Business Day on which the Conversion Notice is delivered (except, that, for purposes of calculation of the Stated Value, dividends shall accrue until and including the Conversion Closing Date), and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion as provided in Section 6(A)(ii) shall be deemed to have become the holder or holders of record thereof.  The foregoing notwithstanding, such conversion shall not be deemed effective if and as of the date that the Holder delivers written notice of withdrawal to the Company as set forth in Section 6(A)(ii) above.

(iv) Partial Conversion.  If any conversion is for only part of the shares represented by the certificate surrendered, the Company shall send a new Series B Preferred Stock certificate of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Series B Preferred Stock which have not been converted via reputable overnight courier to such address specified by the Holder.

(v)  Stock holder Approval.  There shall be no conversion of any Series B Common Stock until the later of September 30, 2012 and approval of the terms of the Series B Preferred Stock by the stockholders of the Company at a meeting called for that purpose, provided that the holders of Series B Preferred Stock in aggregate may convert Series B Preferred Stock up to 6,258,240 shares of Common Stock after September 30, 2012, if approval of the stockholders of the Company is not given by September 30, 2012.  The Company may fairly allocate requests for conversion by holders of Series B Preferred Stock to ensure that the foregoing limit is not exceeded and all valid requests for conversion are honored on a pro rata basis of Series B Preferred Stock.

(B) Reservation of Shares.  The Company shall at all times reserve for issuance such number of its shares of Common Stock, to be issued on full conversion of the Series B Preferred Stock.

(C) Registration Rights.  The Company will procure, at its sole expense, the listing of the Common Stock issuable upon conversion of the Series B Preferred Stock and shares issuable as dividends hereunder, subject to issuance or notice of issuance, on all stock exchanges and quotation systems on which the Common Stock is then listed or quoted, no later than the date on which such Series B Preferred Stock is issued to the Holder and thereafter shall use its best efforts to prevent delisting or removal from quotation of such shares.  The Company will pay any and all documentary stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion or exchange of shares of the Series B Preferred Stock.

(D) Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred Stock.  If any such conversion would otherwise require the issuance of a fractional share of Common Stock, an amount equal to such fraction multiplied by the current Daily Market Price per share of Common Stock on the date of conversion or exchange shall be paid to the Holder in cash by the Company.  If more than one share of Series B Preferred Stock shall be surrendered for conversion or exchange at one time by or for the same Holder, the number of full shares of Common Stock as the case may be issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered.

(E) Adjustment for Stock Splits and Combinations.  If, at any time or from time to time, after the date that the first share of Series B Preferred Stock is issued (the “Original Issue Date”), the Company effects a subdivision of the outstanding Common Stock without a corresponding subdivision of the Series B Preferred Stock, the Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if at any time or from time to time after the Original Issue Date the Company combines the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of the Preferred Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this section (E) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(F) Adjustment for Common Stock Dividends and Distributions.  If, at any time or from time to time, after the Original Issue Date, the Company or PLC pays to holders of Common Stock or other distribution in additional shares of Common Stock without a corresponding dividend or other distribution to holders of Preferred Stock, the Series B Conversion Price that is then in effect shall be decreased as of the time of such issuance, as provided below:

(i)  The Conversion Price shall be adjusted by multiplying each such Conversion Price then in effect by a fraction equal to:

(A)  the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

(B)  the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution:

(ii)  If the Company or PLC fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)  If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section (F) to reflect the actual payment of such dividend or distribution.

(G) Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation.  If at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series B Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than a Liquidation in accordance with Section 4 or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event such holder of Series B Preferred Stock shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series B Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof,  In any case, appropriate adjustment shall be made in the application of the provisions of this Section 6 which respect to the rights of the holders of Series B Preferred Stock after the capital reorganization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(H) Subsequent Issue.  The Conversion Price will be adjusted by reduction (but not an increase) in the event the Company issues any Common Stock at a total consideration per share of Common Stock less than eighty percent (80%) of the Conversion Price at any time on or before September 30, 2012 (“Subsequent Issue”).  The reduction pursuant to this Section 6(H) shall be calculated by the Chief Financial Officer of the Company and certified in writing to each holder of Series B Preferred Stock, as the amount calculated as one hundred  ten percent (110%) of the Book Value Per Share, on a fully diluted bases as if the Subsequent Issue was made on September 30, 2011.  In no event shall any adjustment in the Conversion Price pursuant to any provision of Paragraph 6, including this Paragraph 6(H) result in a Conversion Price less than $0.251per common share  ( the closing bid price on February 22, 2012, the trading day immediately preceding the date of issuance of the Series B preferred stock) .

7. Status of Converted and Redeemed Shares; Limitations on Series B Preferred Stock.  The Company shall return to the status of unauthorized and undesignated shares of Preferred Stock each share of Series B Preferred Stock which shall be converted, redeemed or for any other reason acquired by the Company, and such shares thereafter may have such characteristics and designations as the Board may determine (subject to Section 5), provided, however, no share of Series B Preferred Stock which shall be converted, redeemed or otherwise acquired by the Company shall thereafter be reissued, sold or transferred by the Company as Series B Preferred Stock.  The Company will not issue any further shares of Series B Preferred Stock.

8. Miscellaneous.  Notwithstanding anything herein to the contrary, all measurements and references related to share prices and share numbers herein shall be, in each instance, appropriately adjusted for stock splits, recombinations, stock dividends and the like.

PERSONAL GUARANTY AND RECOURSE AGREEMENT
DOCUMENT L-06272012

This Personal Guaranty and Recourse Agreement, dated June 27, 2012, among Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), JMJ Financial (the “Purchaser”), and Peter Hoffman (the “Guarantor”) (this “Guaranty Agreement”), applies to all transaction documents related to the Securities Purchase Agreement Document SPA-06272012 (the “Agreement”) dated as of June 27, 2012, between the Company and the Purchaser, including, without limitation, the Secured Promissory Note Document A-06272012 issued by the Company to the Purchaser (the “Note”) and the Security Agreement Document SA-06272012 among the Company, the Purchaser, and Peter Hoffman (the “Guarantor”) (the “Security Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

1.   Collateral.  Under the Security Agreement, the Guarantor is pledging 25,000,000 shares of common stock of the Company (the “Pledged Shares”) as collateral to secure the Company’s obligations to the Purchaser under the Note.  The Purchaser shall hold the Pledged Shares in its possession.  In the event that the Company fails to honor the terms of the Note and goes into default, in addition to any other remedies provided at law or in the transaction documents, (i) the Purchaser may elect to pursue the remedies provided for in the Note, including converting the Note into shares of the Company pursuant to the terms of the Note, or (ii) the Purchaser may, without notice, elect to take ownership of the Pledged Shares and liquidate them as permissible by securities law.  The Purchaser’s election of remedies is not exclusive, and the Purchaser may choose to pursue more than one remedy without first exhausting any remedy previously pursued.  In the event that the Purchaser takes ownership of the Pledged Shares via default on the Note, the Company agrees that the Pledged Shares will be validly owned by and issued to the Purchaser, and that the Pledged Shares will be fully paid.  In the event of liquidation of the Pledged Shares, if the Pledged Shares yield less than the amount owed to the Purchaser by the Company, the Purchaser will have full recourse against the Guarantor for the balance of the amount owed to the Purchaser.

The Company and Guarantor understand and agree that if a default occurs, or if the Note is not repaid in 120 days, that the Purchaser will take ownership of the Pledged Shares and liquidate them in full.  If the liquidation of the Pledged Shares does not net the balance due, then the Purchaser may, at its election, (a) convert the balance due into free trading shares of the Company without legend pursuant to Rule 144 subsequent to 180 days from the date of this agreement and/or (b) pursue the balance due from Guarantor personally.

2.   Pledged Shares.  The Company and the Guarantor warrant and represent that the Pledged Shares used for collateral, certificate number 7630 issued by the Company to the Guarantor in the name of Peter Hoffman on June 7, 2012, and certificate number 7631 issued by the Company to the Guarantor in the name of Peter Hoffman on June 18, 2012, each certificate representing 12,500,000 shares of the Company, both of which certificates are attached hereto, are fully paid and were validly issued to the Guarantor in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 3(a)(9) of the Securities Act in exchange for a debt obligation of the Company to the Guarantor that was issued more than one year prior to the date of this Guaranty Agreement.  The Guarantor has duly executed the attached Irrevocable Stock Power, dated and endorsed in blank, and Irrevocable Transfer Instructions addressed to the Company’s transfer agent.  In the event that the Purchaser takes ownership of the Pledged Shares, the Company agrees that the Pledged Shares will be fully paid by the Purchaser and validly issued to the Purchaser.

3.  Full Recourse.  This Guaranty Agreement represents a full recourse personal guaranty by the Guarantor of the Company’s obligations under the Note such that, for example, if the Company defaults on the payment of the Note, forcing the Purchaser to foreclose on the security/collateral and there is a deficiency between (1) the outstanding principal and interest amount and (2) the foreclosure liquidation amount, then the Purchaser has the right to pursue additional claims against the Guarantor (as well as against the Company) for that deficiency.

4.  Nasdaq Limitations.  The Securities are being offering pursuant to stockholder approval authorizing the board of directors of the Company to issue up to 25 million shares of Common Stock at the Company’s annual stockholder meeting held on March 27, 2012 and as described in the Company’s definitive proxy statement on Schedule 14A (Amended) filed with the U.S. Securities and Exchange Commission on March 14, 2012.  As such, the sale and issuance of the Securities are believed to comply with, in all respects, Nasdaq Listing Rule 5635.  If Nasdaq were to disagree with the foregoing sentence then, notwithstanding anything to the contrary in this Guaranty Agreement, the Agreement, the Note, or the Warrant, during such time as the Company’s shares are listed for trading on The Nasdaq Capital Market, unless the Company shall have obtained a stockholder approval deemed sufficient by Nasdaq, the Company may not issue to the Purchaser under the Agreement, the Note or the Warrant a number of shares of Common Stock of the Company which, when aggregated with any shares of Common Stock issued to the Purchaser under the Agreement, the Note or the Warrant, including any Origination Shares, Conversion Shares under the Note, Warrant Shares under the Warrant, or any shares of Common Stock pledged by the Guarantor, regardless of whether the Purchaser forecloses upon such pledge, would exceed 19.999% of the amount of Common Stock of the Company issued and outstanding on the date of the Closing (subject to adjustment for forward and reverse stock splits, recapitalizations and the like).  The Company agrees to submit the transactions contemplated by Securities Purchase Agreement Document SPA-06272012 to its stockholders for approval in a manner deemed sufficient by Nasdaq on or before September 21, 2012, such approval to be on a stand-alone basis or as a portion of a more general proposal that describes such transactions.  The foregoing shall not in any way limit the Purchaser’s ability to pursue any remedies against the Company or the Guarantor pursuant to the terms of this Guaranty Agreement, the Agreement, the Notes, the Warrants, or the Security Agreement for failure to deliver shares of Common Stock in accordance with the terms of such documents.

5.   No Stop Transfers.  The Company and the Guarantor warrant and represent that they will never effect a stop transfer on any transfer, deposit, or sale of the Pledged Shares for any reason.

6.   Opinion of Counsel.  In the event that an opinion of counsel is needed for any matter related to the Pledged Shares, the Purchaser has the right to have any such opinion provided by its counsel.  The Purchaser also has the right to request any such opinion be provided by the Company’s counsel, which request shall not be unreasonably refused.  At the time of closing, the Company’s counsel will provide an opinion letter regarding the Purchaser’s ability to resell the Pledged Shares under Rule 144 under the Securities Act prior to the expiration of six months from the date of this Guaranty Agreement in the event that the Purchaser takes ownership of such shares and liquidates them.

7.  Governing Law.  This Guaranty Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the principles of conflict of laws thereof.  Any action brought by any party against the other concerning the transactions contemplated by this Guaranty Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both the parties and the individuals signing this Guaranty Agreement agree to submit to the jurisdiction of such courts.

Company:
Seven Arts Entertainment Inc.	Guarantor:	Purchaser:

Peter Hoffman	Peter Hoffman	JMJ Financial / Its Principal
Chief Executive Officer

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION OR SAFE HARBOR PROVISION.

COMMON STOCK PURCHASE WARRANT
DOCUMENT W-06272012

SEVEN ARTS ENTERTAINMENT INC.

Warrant Shares: 8,333,333 Initial Exercise Date: June 27, 2012
Aggregate Exercise Amount: $250,000

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, JMJ Financial, its Principal, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the four (4) year anniversary of the Initial Exercise Date (as subject to adjustment hereunder, the “Termination Date”), to subscribe for and purchase from Seven Arts Entertainment Inc., a Nevada corporation (the “Company”), up to 8,333,333 shares (as subject to adjustment herein, the “Warrant Shares”) of common stock of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1.2.

ARTICLE 1   EXERCISE RIGHTS

The Holder will have the right to exercise this Warrant to purchase shares of Common Stock as set forth below.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement Document SPA-06272012 dated June 27, 2012 between the Company and the Holder (the “Securities Purchase Agreement”).

1.1           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, from and after the Initial Exercise Date, and then at any time, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile or emailed copy of the Notice of Exercise form annexed hereto. Within three (3) business days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or check drawn on a United States bank unless the cashless exercise procedure specified in Section 1.3 below is specified in the applicable Notice of Exercise.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise form within 24 hours of receipt of such notice.  The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1.2           Exercise Price.  The exercise price per share of Common Stock under this Warrant shall be $0.03 per share, subject to adjustment hereunder (the “Exercise Price”).

1.3           Cashless Exercise.  If at any time after the earlier of (i) the six (6) month anniversary of the date of the Securities Purchase Agreement and (ii) the completion of the then-applicable holding period required by Rule 144, or any successor provision then in effect, there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the trading day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

1.4           Termination.  On the Termination Date, if all or any portion of this Warrant remains unexercised, the Termination Date shall be automatically extended for two years.

1.5           Delivery of Warrant Shares.  Warrant Shares purchased hereunder will be delivered to Holder by 2:30 pm ET within three (3) business days of Notice of Exercise by “DWAC/FAST” electronic transfer (such date, the “Warrant Share Delivery Date”).  For example, if Holder delivers to the Company a fully and accurately completed Notice of Exercise to the Company at 5:15 pm eastern time on Monday January 1st, the Company’s transfer agent must deliver shares to Holder’s broker via “DWAC/FAST” electronic transfer by no later than 2:30 pm eastern time on Thursday January 4th.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date of delivery to the Company of a fully and accurately completed Notice of Exercise.  Holder may assess penalties or liquidated damages (both referred to herein as “penalties”) as follows.  For each exercise, in the event that shares are not delivered by electronic transfer by the third business day (exclusive of the day of exercise), the Company shall pay the Holder in cash a penalty of $2,000 per day for each day after the third business day (exclusive of the day of exercise) until share delivery is made.  The Company will not be subject to any penalties once its transfer agent correctly processes the shares to the DWAC system.  The Company will make its best efforts to deliver the Warrant Shares to the Holder the same day or next day.

1.6           Delivery of Warrant.  The Holder shall not be required to physically surrender this Warrant to the Company.  If the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, this Warrant shall automatically be cancelled without the need to surrender the Warrant to the Company for cancellation.  If this Warrant shall have been exercised in part, the Company shall, at the request of Holder and upon surrender of this Warrant, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant and, for purposes of Rule 144, shall tack back to the original date of this Warrant.

1.7           Warrant Exercise Rescission Rights.  If the Warrant Shares are not delivered by DWAC/FAST electronic transfer or in accordance with the timeframe stated in Section 1.5, Holder, in its sole discretion, may, at any time prior to selling those Warrant Shares rescind such exercise, in whole or in part, in which case the Company must, within three (3) days of receipt of notice from the Holder, repay to the Holder the portion of the exercise price so rescinded and reinstate the portion of the Warrant and equivalent number of Warrant Shares for which the exercise was rescinded and, for purposes of Rule 144, such reinstated portion of the Warrant and the Warrant Shares shall tack back to the original date of this Warrant.  If Warrant Shares were issued to Holder prior to Holder’s rescission notice, upon return of payment from the Company, Holder will, within three (3) days of receipt of payment, commence procedures to return the Warrant Shares to the Company.

1.8           Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise.  In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder the Warrant Shares on or before the Warrant Share Delivery Date (assuming the Holder’s delivery to the Company of a fully and accurately completed Notice of Exercise), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions and other fees, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either (x) reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded), (y) deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder, or (z) pay in cash to the Holder the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.

1.9           Make-Whole for Market Loss after Exercise.  At the Holder’s election, if the Company fails for any reason to deliver to the Holder the Warrant Shares by DWAC/FAST electronic transfer (such as by delivering a physical certificate) and if the Holder incurs a Market Price Loss (assuming the Holder’s delivery to the Company of a fully and accurately completed Notice of Exercise), then, not later than 30 days subsequent to Holder’s being able to determine the final amount of the Market Price Loss, the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Market Price Loss and the Company must make the Holder whole (if such notice has been provided no later than the expiration of such 30-calendar-day period) as follows:

Market Price Loss = [(High trade price on the day of exercise) x (Number of Warrant Shares)] – [(Sales price realized by Holder) x (Number of Warrant Shares)]

The Company must pay the Market Price Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice (exclusive of the day of notice) to the Company.

1.10         Make-Whole for Failure to Deliver Loss.  At the Holder’s election, if the Company fails for any reason to deliver to the Holder the Warrant Shares by the Warrant Share Delivery Date and if the Holder incurs a Failure to Deliver Loss (assuming the Holder’s delivery to the Company of a fully and accurately completed Notice of Exercise), then, not later than 30 days subsequent to Holder’s being able to determine the final amount of the Failure to Deliver Loss, the Holder may provide the Company written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Company must make the Holder whole (if such notice has been provided no later than the expiration of such 30-calendar-day period) as follows:

Failure to Deliver Loss = [(High trade price at any time on or after the day of exercise) x (Number of Warrant Shares)]

The Company must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice (exclusive of the day of notice) to the Company.

1.11         Choice of Remedies.  Nothing herein, including, but not limited to, Holder’s electing to pursue its rights under Sections 1.9 or 1.10 of this Warrant, shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

1.12         Charges, Taxes and Expenses.  Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expenses in respect of the issuance of such shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder (so long as the naming of such designee shall not prejudice the Company’s duty to comply with its obligations pursuant to a fully and accurately completed Notice of Exercise).  The Company shall pay all transfer agent fees required for same-day processing of any Notice of Exercise.

1.13          Holder’s Exercise Limitations.  Unless otherwise agreed in writing by both the Company and the Holder, at no time will the Holder or any affiliate thereof exercise any amount of this Warrant to purchase Common Stock that would result in the Holder or any affiliate thereof owning more than 4.99% of the Common Stock outstanding of the Company, as calculated in accordance with sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “Beneficial Ownership Limitation”).  Upon the written or oral request of Holder, the Company shall within twenty-four (24) hours confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

ARTICLE 2   ADJUSTMENTS

2.1            Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 2.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

2.2            Subsequent Equity Sales.  If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any security entitling the holder thereof (including sales or grants to the Holder) to acquire Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (a “Common Stock Equivalent”), at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price regardless of whether such holder has received or ever receives shares at such effective price), then simultaneously with the consummation of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price and consequently the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.  Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued.  The Company shall notify the Holder, in writing, no later than the business day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 2.2, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  In addition, the Company shall provide the Holder, whenever the Holder requests at any time while this Warrant is outstanding, a schedule of all issuances of Common Stock or Common Stock Equivalents since the date of the Securities Purchase Agreement, including the applicable issuance price, or applicable reset price, exchange price, conversion price, exercise price and other pricing terms.  The term issuances shall also include all agreements to issue, or prospectively issue Common Stock or Common Stock Equivalents, regardless of whether the issuance contemplated by such agreement is consummated.  The Company shall notify the Holder in writing of any issuances within twenty-four (24) hours of such issuance.  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 2.2, upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.  If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.  “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

2.3           Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 2.1 or 2.2 above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

2.4           Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 2.3), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

2.5           Fundamental Transaction.  If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or group of persons whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 1.13 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 1.13 on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction (meaning (x) all outstanding shares of Common Stock prior to the Fundamental Transaction are converted into or exchanged or tendered for cash or (y) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions for all cash consideration), (2) a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange, including, but not limited to, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market (a “Non-listed Company”) in which all outstanding shares of Common Stock prior to the Fundamental Transaction are converted into or  exchanged or tendered for shares of such Non-listed Company, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 2.5 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Warrant, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other transaction documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other transaction documents with the same effect as if such Successor Entity had been named as the Company herein.

2.6           Notice to Holder.  Whenever the Exercise Price is adjusted pursuant to any provision of this Article 2, the Company shall promptly notify the Holder (by written notice) setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ARTICLE 3   COMPANY COVENANTS

3.1           Reservation of Shares.  As set forth in Section 3.2 of document SPA-06272012, as of the issuance date of this Warrant and for the remaining period during which the Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Shares upon the full exercise of this Warrant.  The Company represents that upon issuance, such Warrant Shares will be duly and validly issued, fully paid and non-assessable.  The Company agrees that its issuance of this Warrant constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing shares to execute and issue the necessary Warrant Shares upon the exercise of this Warrant.  No further approval or authority of the stockholders of the Board of Directors of the Company is required for the issuance of the Warrant Shares.

3.2           No Adverse Actions.  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

ARTICLE 4   MISCELLANEOUS

4.1           Representation by the Holder.  The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

4.2           Transferability.  Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, by a written assignment of this Warrant duly executed by the Holder or its agent or attorney.  If necessary to obtain a new warrant for any assignee, the Company, upon surrender of this Warrant, shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and such new Warrants, for purposes of Rule 144, shall tack back to the original date of this Warrant.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.3           Assignability.  The Company may not assign this Warrant.  This Warrant will be binding upon the Company and its successors, and will inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder to anyone of its choosing without the Company’s approval; provided, however, that any such assignment that has the effect of destroying the private nature of the grant of this Warrant and the other securities issued in connection herewith shall be void ab initio.

4.4           Notices.  Any notice required or permitted hereunder must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

4.5           Governing Law.  This Warrant will be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the conflict of laws principles thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this warrant agreement agree to submit to the jurisdiction of such courts.

4.6           Delivery of Process by Holder to the Company.  In the event of any action or proceeding by Holder against the Company, and only by Holder against the Company, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known address or to its last known attorney set forth in its most recent SEC filing.

4.7           No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 1.1.  So long as this Warrant is unexercised, this Warrant carries no voting rights and does not convey to the Holder any “control” over the Company, as such term may be interpreted by the SEC under the Securities Act or the Exchange Act, regardless of whether the price of the Company’s Common Stock exceeds the Exercise Price.

4.8           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

4.9           Attorney Fees.  In the event any attorney is employed by either party to this Warrant with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Warrant or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Warrant, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

4.10          Opinion of Counsel.  In the event that an opinion of counsel is needed for any matter related to this Warrant, Holder has the right to have any such opinion provided by its counsel.  Holder also has the right to request any such opinion be provided by the Company’s counsel, which request shall not be unreasonably refused.

4.11          Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

4.12          Amendment Provision.  The term “Warrant” and all references thereto, as used throughout this instrument, means this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

4.13          No Shorting.  Holder agrees that so long as this Warrant remains unexercised in whole or in part, Holder will not enter into or effect any “short sales” of the common stock or hedging transaction which establishes a net short position with respect to the common stock of the Company.  The Company acknowledges and agrees that as of the date of delivery to the Company of a fully and accurately completed Notice of Exercise, Holder immediately owns the common shares described in the Notice of Exercise and any sale of those shares issuable under such Notice of Exercise would not be considered short sales.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SEVEN ARTS ENTERTAINMENT INC.

By:
Peter Hoffman
Chief Executive Officer

HOLDER:

JMJ Financial / Its Principal

NOTICE OF EXERCISE

TO:           SEVEN ARTS ENTERTAINMENT INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1.3, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 1.3.

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

(4)  Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name:  _______________________________________

Date: ________________________________________

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SECURITY AGREEMENT
DOCUMENT SA-06272012

This SECURITY AGREEMENT is made on this 27th day of June, 2012 between Seven Arts Entertainment Inc., a Nevada corporation (the “Borrower”), Peter Hoffman (the “Debtor”), and JMJ Financial, its Principal, or its Assignees (the “Secured Party”).

Loan Number:	Secured Promissory Note Document A-06202012
Debtor(s):	Peter Hoffman
Borrower:	Seven Arts Entertainment Inc.
ecured Party:	JMJ Financial / Its Principal, or Its Assignees
Date:	June 27, 2012
Note Amount:	$500,000 (five hundred thousand US dollars)
Recourse:	Full recourse

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The parties hereto hereby agree as follows:

1.           Definitions.  Unless otherwise specified, all terms used in this Agreement will have the meanings ascribed to them under the Official Text of the Uniform Commercial Code, as it may be amended from time to time (“UCC”).

(a)           “Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall consist of 25,000,000 shares of common stock of the Company owned by Debtor (the “Pledged Securities”), including certificate number 7630 issued by the Company to Debtor in the name of Peter Hoffman on June 7, 2012, and certificate number 7631 issued by the Company to the Debtor in the name of Peter Hoffman on June 18, 2012, each certificate representing 12,500,000 shares of the Company, and any substitute or replacement certificates representing such shares and all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, including, but not limited to, all dividends, interest and cash.

2.           Obligations Secured.  This Agreement secures the payment and performance of: (a) all obligations under a note of even date herewith, with the loan number set forth above made by Borrower payable to the Secured Party, in the amount set forth above (the “Note”), including all costs and expenses (including reasonable attorney’s fees), incurred by Secured Party in the administration and collection of the loan evidenced by the Note; (b) all costs and expenses (including reasonable attorney’s fees), incurred by Secured Party in the protection, maintenance and enforcement of the security interest hereby granted; (c) all obligations of Borrower in any other agreement relating to the Note; (d) any modifications, renewals, refinancings, or extensions of the foregoing obligations; and (e) all other liabilities and obligations of Borrower to Secured Party of every kind and description, direct or indirect, absolute or contingent, due or to become due now existing or hereafter arising.  The Note and all other obligations secured hereby are collectively called the “Obligations.”

3.           Grant of Security Interest.  As an inducement for the Secured Party to extend the loan evidenced by the Note and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, each Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Party a security interest in and to, and a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral.

4.           Restrictions on Collateral Transfer.  No Debtor will sell, lease, license or otherwise transfer (including by granting security interests, liens, or other encumbrances in) all or any part of the Collateral or Debtor’s interest in the Collateral without Secured Party’s written or electronically communicated approval.

5.           Maintenance and Location of Collateral; Inspection; Insurance.  Each Debtor must promptly notify Secured Party by written or electronic communication of any change in location of the Collateral, specifying the new location.  Each Debtor hereby grants to Secured Party the right to inspect the Collateral at all reasonable times and upon reasonable notice.  Each Debtor must: (a) maintain the Collateral in good condition; (b) pay promptly all taxes, judgments, or charges of any kind levied or assessed thereon; (c) keep current all rent or mortgage payments due, if any, on premises where the Collateral is located; and (d) maintain hazard insurance on the Collateral, with an insurance company and in an amount approved by Secured Party (but in no event less than the replacement cost of that Collateral), and including such terms as Secured Party may require including a Lender’s Loss Payable Clause in favor of Secured Party.  Each Debtor hereby assigns to Secured Party any proceeds of such policies and all unearned premiums thereon and authorizes and empowers Secured Party to collect such sums and to execute and endorse in such Debtor’s name all proofs of loss, drafts, checks and any other documents necessary for Secured Party to obtain such payments.

6.           Changes to Debtor’s Legal Structure, Place of Business, Jurisdiction of Organization, or Name.  Each Debtor must notify Secured Party by written or electronic communication not less than 30 days before taking any of the following actions: (a) changing or reorganizing the type of organization or form under which it does business; (b) moving, changing its place of business or adding a place of business; (c) changing its jurisdiction of organization; or (d) changing its name.  Each Debtor will pay for the preparation and filing of all documents Secured Party deems necessary to maintain, perfect and continue the perfection of Secured Party’s security interest in the event of any such change.

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7.           Perfection of Security Interest.

(a)           Each Debtor consents, without further notice, to Secured Party’s filing or recording of any documents necessary to perfect, continue, amend or terminate its security interest.  Upon request of Secured Party, each Debtor must sign or otherwise authenticate all documents that Secured Party deems necessary at any time to allow Secured Party to acquire, perfect, continue or amend its security interest in the Collateral.  Debtors will pay the filing and recording costs of any documents relating to Secured Party’s security interest.  Each Debtor ratifies all previous filings and recordings, including financing statements and notations on certificates of title.

(b)           At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the applicable Debtor shall deliver such Collateral to the Secured Party.

(c)           If there is any investment property or deposit account included as Collateral that can be perfected by “control” through an account control agreement, the applicable Debtor shall cause such an account control agreement, in form and substance in each case satisfactory to the Secured Party, to be entered into and delivered to the Secured Party.

(d)           Each Debtor hereby authorizes the Secured Party to file one or more financing statements under the UCC with respect to the security interests with the proper filing and recording agencies in any jurisdiction deemed proper by it.  Each Debtor shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Party’s security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate intellectual property security agreement with respect to each Debtor’s Intellectual Property in which the Secured Party has been granted a security interest hereunder, substantially in a form reasonably acceptable to the Secured Party, which intellectual property security agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

8.           Default.  The following events constitute a default under this Agreement:  (a) Any Debtor fails to pay, perform or otherwise comply with any provision of this Agreement, the Note, or any other agreement related to the Note or this Agreement; (b) Any Debtor makes any materially false representation, warranty or certification in, or in connection with, this Agreement, the Note, or any other agreement related to the Note or this Agreement; (c) Another secured party or judgment creditor exercises its rights against the Collateral; or (d) An event defined as a “default” under the Obligations occurs.

9.          Rights and Remedies Upon Default.

(a)           Upon default and at any time thereafter, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Note, and the Secured Party shall have all the rights and remedies of a secured party under the UCC.  Without limitation, the Secured Party shall have the following rights and powers:

(i)         Upon notice to the Debtors by Secured Party, all rights of each Debtor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise and all rights of each Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease.  Upon such notice, Secured Party shall have the right to receive any interest, cash dividends or other payments on the Collateral and, at the option of Secured Party, to exercise in such Secured Party’s discretion all voting rights pertaining thereto.  Without limiting the generality of the foregoing, Secured Party shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as if it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or any Debtor or any of its direct or indirect subsidiaries.

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(ii)         The Secured Party shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to any Debtor or right of redemption of a Debtor, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of any Debtor, which are hereby waived and released.

(iii)        The Secured Party may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Secured Party or its designee.

(b)           Each Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights and remedies hereunder, including, without limitation, its right following a default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

10.           Security Interests Absolute.  All rights of the Secured Party and all obligations of the Debtors hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to a Debtor, or a discharge of all or any part of the security interests granted hereby.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  Each Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance.  In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, each Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  Each Debtor waives all right to require the Secured Party to proceed against any other person or entity or to apply any Collateral that the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy.  Each Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

11.           Power of Attorney; Further Assurances.

(a)           Each Debtor authorizes the Secured Party, and does hereby make, constitute and appoint the Secured Party and its officers, agents, successors or assigns with full power of substitution, as such Debtor’s true and lawful attorney-in-fact, with power, in the name of the Secured Party or such Debtor, to, after the occurrence and during the continuance of a default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, at the option of the Secured Party, and at the expense of the Debtors, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Secured Party deems necessary to protect, preserve and realize upon the Collateral and the security interests granted therein in order to effect the intent of this Agreement and the Note all as fully and effectually as the Debtors might or could do; and each Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.  The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the organizational documents or other documents or agreements to which any Debtor is subject or to which any Debtor is a party.

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(b)           On a continuing basis, each Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction all such instruments, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the security interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c)           Each Debtor hereby irrevocably appoints the Secured Party as such Debtor’s attorney-in-fact, with full authority in the place and instead of such Debtor and in the name of such Debtor, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Secured Party.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

12.           Costs and Expenses.  Each Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party.  The Debtors shall also pay all other claims and charges that in the reasonable opinion of the Secured Party are reasonably likely to prejudice, imperil or otherwise affect the Collateral or the security interests therein.  The Debtors will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with the creation, perfection, protection, satisfaction, foreclosure, collection or enforcement of the security interest and the preparation, administration, continuance, amendment or enforcement of this Agreement and pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Note.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Note and shall bear interest at the default rate provided therein.

13.           Debtor’s Certifications.  Debtor certifies that: (a) its Name (or Names) as stated above is correct; (b) all Collateral is owned or titled in the Debtor’s name and not in the name of any other organization or individual; (c) Debtor has the legal authority to grant the security interest in the Collateral; (d) Debtor’s ownership in or title to the Collateral is free of all adverse claims, liens, or security interests (unless expressly permitted by Secured Party); (e) none of the Obligations are or will be primarily for personal, family or household purposes; (f) none of the Collateral is or will be used, or has been or will be bought primarily for personal, family or household purposes; and (g) Debtor has read and understands the meaning and effect of all terms of this Agreement.

14.           Miscellaneous.

(a)           No course of dealing between the Debtors and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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(b)           All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Note or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)           This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto.

(d)           If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e)           No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)           This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company and the Subsidiaries may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Secured Party (other than by merger).  The Secured Party may assign any or all of its rights under this Agreement to any person to whom it assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Party.”

(g)           Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)           Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Miami-Dade County, in the State of Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such proceeding is improper.  In the event of any action or proceeding by Secured Party against any Debtor, and only by Secured Party against a Debtor, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Secured Party via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to such Debtor at its last known address or to its last known attorney set forth in its most recent SEC filing.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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(i)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Agreement may be effected by email.

(j)           All Debtors shall jointly and severally be liable for the obligations of each Debtor to the Secured Party hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 27th day of June, 2012.

DEBTORS:

PETER HOFFMAN

By: ____________________________

SECURED PARTY:

____________________________
JMJ Financial / Its Principal

BORROWER:

SEVEN ARTS ENTERTAINMENT INC.

By: ____________________________
Peter Hoffman
Chief Executive Officer

[Security Agreement Signature Page]

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SECURITIES PURCHASE AGREEMENT
DOCUMENT SPA-06272012

This Securities Purchase Agreement (this “Agreement”) is dated as of June 27, 2012, between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”) and JMJ Financial (the “Purchaser”) (referred to collectively herein as the “Parties”).

WHEREAS, the Company desires to sell and Purchaser desires to purchase a Secured Promissory Note due, subject to the terms therein, four (4) months from its effective date of issuance, issued by the Company to the Purchaser, in the form of Exhibit A attached hereto (the “Note”), a Warrant to purchase 8,333,333 shares of the Company’s common stock for a period of four (4) years from the date hereof, issued by the Company to the Purchaser, in the form of Exhibit B attached hereto (the “Warrant”), and $150,000 worth of shares of common stock of the Company (the “Origination Shares,” and together with the Note and the Warrant, the “Securities”) as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

ARTICLE I   PURCHASE AND SALE

1.1           Purchase and Sale.  Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase the Note, in an aggregate principal amount of $500,000, a Warrant to purchase 8,333,333 shares of Company common stock with an aggregate exercise price of $250,000, and the Origination Shares.

1.1.1        At the Closing, the Purchaser shall deliver, via wire transfer, immediately available funds in the amount of US $500,000 (the “Purchase Price”).

1.1.2        On or before the Closing, the Company shall deliver or cause to be delivered to the Purchaser:

(a)           The Note duly executed by the Company;
(b)           The Warrant duly executed by the Company;
(c)           The Origination Shares in accordance with Section 2.2 below;
(d)           A form of opinion from Baker & Hostetler LLP regarding Purchaser’s ability to resell the Pledged Shares under Rule 144;
(e)           An opinion from Baker & Hostetler LLP regarding the Company’s ability to issue the Make-Whole Shares (as defined below) free trading and free of any restrictive legend;
(f)            An opinion from Baker & Hostetler LLP regarding the matters set forth in Exhibit C attached hereto;
(g)           The Pledged Shares;
(h)           Security Agreement Document SA-06272012 duly executed by the Company and the Debtor;
(i)            Personal Guaranty and Recourse Agreement L-06272012 duly executed by the Company and the Guarantor;
(j)            Irrevocable Stock Powers undated and endorsed in blank; and
(k)           A letter of instruction to the Company’s transfer agent in the form of Exhibit D attached hereto.

1.1.3        On or before the Closing, and the Company and the Purchaser shall deliver all other documents or agreements related to this transaction, including, but not limited to, Representations and Warranties Agreement Document RW-06272012 and Default Document D-06272012.

1.2           Effective Date.  This Agreement will become effective only upon occurrence of the two following events: execution of this Agreement, the Note, and the Warrant by both the Company and the Purchaser, and delivery of the first payment of the Purchase Price by the Purchaser to the Company.

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ARTICLE II   BRIDGE LOAN; ORIGINATION SHARES

2.1           Bridge Loan Transaction.  The Company represents and warrants to the Purchaser as follows:

2.1.1            The Company is entering into this Agreement to provide bridge financing for the Company through October 27, 2012 while it seeks to secure a greater amount and more permanent funds through one or more additional financing transactions;

2.1.2.           The Company intends to repay the Note prior to its maturity using the proceeds of such additional financing transactions;

2.1.3.           Within three (3) business days after the Company closes any financing transaction or series of transactions that in the aggregate raise $500,000 or more in proceeds for the Company, the Company must use the proceeds from such financing transaction to pay to the Purchaser any remaining balance on the Note.

2.1.4.           If the Purchaser is a party to any such additional financing transaction, the Company and the Purchaser may mutually agree to restructure the Note as part of such additional financing transaction.

2.2           Origination Shares.  The Company shall deliver the Origination Shares to the Purchaser as follows:

2.2.1           Within five (5) trading days after the effective date of this Agreement, the Company shall deliver such number of duly and validly issued, fully paid and non-assessable Origination Shares as equals $150,000 divided by the lowest daily VWAP of the Company’s common stock during the ten days prior to delivery of the Origination Shares.

2.2.2           Within thirty (30) days after Purchaser disposes of the last of the Origination Shares the Company delivered to the Purchaser, the Purchaser shall notify the Company whether it received $150,000 of net proceeds from the sale of the Origination Shares.  If the Purchaser did not receive $150,000 of net proceeds and the Purchaser so requests, the Company shall deliver to the Purchaser, within three (3) trading days after receipt of such request from the Purchaser, such additional number of Origination Shares (“Make-Whole Shares”) as equals (a) $150,000 minus the net proceeds Purchaser received from sale of the Origination Shares, divided by (b) the lowest daily VWAP of the Company’s common stock during the ten days prior to delivery of the Make-Whole Shares.  It is the Company’s and the Purchaser’s expectation that the issuance of such Make-Whole Shares will tack back to the original issuance date of the Origination Shares such that the Make-Whole Shares can be issued free trading and free of any restrictive legend.

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ARTICLE III   MISCELLANEOUS

3.1           Successors and Assigns. This Agreement may not be assigned by the Company.  The Purchaser may assign any or all of its rights under this Agreement and agreements related to this transaction.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2           Reservation of Authorized Shares.  As of the effective date of this Agreement and for the remaining period during which the Note is convertible into shares of the Company and the Warrant is exercisable for shares of the Company, the Company will reserve from its authorized and unissued common stock a sufficient number of shares (at least 35,000,000 common shares) to provide for the issuance of common stock upon the full conversion of the Note and the full exercise of the Warrant.  The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  The Company agrees that its issuance of the Note and the Warrant constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing shares to execute and issue the necessary shares of common stock upon the conversion of the Note and the exercise of the Warrant.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated by the Agreement or for the issuance of the shares contemplated by the Note or the shares contemplated by the Warrant.

3.3           Piggyback Registration Rights.  The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) the Origination Shares and all shares issuable upon exercise of the Warrant (the “Warrant Shares”), including the Registration Statement on Form S-3, which the Company intends to file within four weeks of the date hereof (subject to underwriters cutbacks outside of the Company’s control).  Failure to do so will result in liquidated damages of $100,000 being immediately due and payable to the Holder at its election in the form of cash payment.

3.4           Rule 144 Tacking Back and Registration Rights.  Whenever the Note or Warrant or any other document related to this transaction provides that a conversion amount, make-whole amount, penalty, fee, liquidated damage, or any other amount or shares (a “Tack Back Amount”) tacks back to the original date of the Note, Warrant, or document for purposes of Rule 144 or otherwise, in the event that such Tack Back Amount was registered or carried registration rights, then that Tack Back Amount shall have the same registration status or registration rights as were in effect immediately prior to the event that gave rise to such Tack Back Amount tacking back.  For example, if the Purchaser converts a portion of the Note and receives registered shares and the Purchaser later rescinds that conversion, the conversion amount would be returned to the principal balance of the Note and upon any future conversion of the Note the amount converted would be convertible into shares registered on that registration statement.

3.5           Additional Financing.  The Purchaser, at its option, may invest up to an additional $500,000 (five hundred thousand dollars), in part, whole, and/or multiple transactions, in the Company on the same or better terms as set forth in this agreement for a period of two years from the Effective Date.  In the event that the Purchaser wishes to exercise this right, the Purchaser will provide written notification to the Company and deliver to the Company, (i) at Purchaser’s election, documents for execution substantially similar to, or containing substantially similar terms as, this agreement and the transaction documents related to this agreement, or (ii) upon mutual agreement of the Company and the Purchaser, new documents that will memorialize the terms of the additional financing.

3.6           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the principles of conflict of laws thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

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3.7           Delivery of Process by Purchaser to Company.  In the event of any action or proceeding by the Purchaser against the Company, and only by Purchaser against the Company, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Purchaser via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known address or to its last known attorney as set forth in its most recent SEC filing.

3.8           Notices.  Any notice required or permitted hereunder must be in writing and either be personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

3.9           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Agreement may be effected by email.

3.10         Expenses. The Company and the Purchaser shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.  In the event any attorney is employed by either party to this Agreement with respect to legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

3.11         No Public Announcement.  Except as required by securities law, no public announcement may be made regarding this Agreement, the Note, the Warrant, or the Purchase Price without written permission by both the Company and the Purchaser.

3.12         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 20th day of June, 2012.

COMPANY: SEVEN ARTS ENTERTAINMENT INC. By: ____________________________ Peter Hoffman Chief Executive Officer PURCHASER: _______________________________ JMJ Financial / Its Principal

[Securities Purchase Agreement Signature Page]

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SECURED PROMISSORY NOTE
$500,000 PLUS INTEREST DUE & PAYABLE
DOCUMENT A-06272012

THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION OR SAFE HARBOR PROVISION.

Issue Date:  June 27, 2012

FOR VALUE RECEIVED, Seven Arts Entertainment Inc. as Obligor ("Borrower,” or the “Company”) hereby promises to pay to the Lender (“Lender” or “Holder”), as defined below on the signature page, the Principal Sum, as defined below, along with the Interest Rate, as defined below, according to the terms herein.

The "Lender" shall be:	JMJ Financial / Its Principal, or Its Assignees
The "Principal Sum" shall be:	$500,000 (five hundred thousand US Dollars) Subject to the following: accrued, unpaid interest shall be added to the Principal Sum.
The “Consideration” shall be:	$500,000 (five hundred thousand US dollars) paid to Borrower as the Purchase Price at closing under document SPA-06272012.
The "Maturity Date" is the date upon which the Principal Sum of this Note, as well as any unpaid interest shall be due and payable, and that date shall be:	October 27, 2012.
The "Interest Rate" shall be:	10% (ten percent) one time interest charge on the Principal Sum. No interest or principal payments are required until the Maturity Date.
The “Prepayment Terms” shall be:	The Borrower is permitted to repay this Note at any time on or before the Maturity Date. The full 10% interest charge remains payable regardless of time and manner of payment by Borrower.
The “Conversion Feature” shall be:	This Note is convertible only upon an Event of Default or upon mutual agreement by both parties.

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ARTICLE 1 PAYMENT-RELATED PROVISIONS

1.1 Interest Rate. Subject to the Holder's right to convert, interest payable on this Note will accrue interest at the Interest Rate and shall be applied to the Principal Sum.

1.2 Default.  In the event of any Event of Default, as defined in Document D-06272012 between the Borrower and the Holder, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages, fees and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount.  Commencing five (5) days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted under applicable law.  In connection with such acceleration described herein, the Holder need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 1.2.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  The Mandatory Default Amount means the greater of (i) the outstanding principal amount of this Note, plus all accrued and unpaid interest, liquidated damages, fees and other amounts hereon, divided by the Conversion Price on the date the Mandatory Default Amount is either demanded or paid in full, whichever has a lower Conversion Price, multiplied by the VWAP on the date the Mandatory Default Amount is either demanded or paid in full, whichever has a higher VWAP, or (ii) 130% of the outstanding principal amount of this Note, plus 100% of accrued and unpaid interest, liquidated damages, fees and other amounts hereon.

ARTICLE 2 CONVERSION RIGHTS

The Holder will have the right to convert the Principal Sum and accrued interest under this Note into Shares of the Borrower's Common Stock as set forth below.

2.1 Conversion Rights and Cashless Exercise.  The Holder will have the right at its election from and after any Event of Default, or upon mutual agreement by both parties, and then at any time, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest into shares of fully paid and nonassessable shares of common stock of Seven Arts Entertainment Inc. (as such stock exists on the date of issuance of this Note, or any shares of capital stock of Seven Arts Entertainment Inc. into which such stock is hereafter changed or reclassified, the "Common Stock") as per the Conversion Formula set forth in Section 2.2.  Any such conversion shall be cashless, and shall not require further payment from Holder.  Unless otherwise agreed in writing by both the Borrower and the Holder, at no time will the Holder convert any amount of the Note into common stock that would result in the Holder or any affiliate thereof owning more than 4.99% of the common stock outstanding of Seven Arts Entertainment Inc., as calculated in accordance with sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Shares from any such conversion will be delivered to Holder (in any name directed by Holder) by 2:30pm ET within three (3) business days of conversion notice delivery (exclusive of the day of conversion) (see 3.1) by “DWAC/FAST” electronic transfer.

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2.2. Conversion Formula. The number of shares issued through conversion is the conversion amount divided by the conversion price, as illustrated below.  In the event of a Maturity Date Default or an event of default, the conversion price shall be the lesser of $0.04 or 80% (eighty percent) of the average of the three lowest trade prices in the 20 trading days previous to the conversion.  The Holder and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  If no objection is delivered from Borrower to Holder regarding any variable or calculation of the conversion notice within 24 (twenty-four) hours of delivery of the conversion notice (which 24 hours shall not include any non-trading days), the Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such Notice of Conversion and waives any objection thereto.  The Borrower acknowledges and agrees that, absent a duly delivered objection notice as required above, the Holder shall materially rely on the confirmation and ratification of the conversion price and, notwithstanding subsequent information to the contrary that such computation was made in error, such deemed conversion price shall thereafter be the conversion price for purposes of such conversion.

# Shares = Conversion Amount
     Conversion Price

2.3. This section 2.3 intentionally left blank.

2.4. This section 2.4 intentionally left blank.

2.5 Reservation of Shares.  As set forth in Section 3.2 of document SPA-06272012, as of the issuance date of this Note and for the remaining period during which the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note.  The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  The Borrower agrees that its issuance of this Note constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing shares to execute and issue the necessary shares of Common Stock upon the conversion of this Note.

2.6. Delivery of Conversion Shares.  Shares from any such conversion will be delivered to Holder by 2:30pm ET within three (3) business days of conversion notice delivery (exclusive of the day of conversion) (see 3.1) by “DWAC/FAST” electronic transfer (such date, the “Share Delivery Date”).  For example, if Holder delivers a conversion notice to Borrower at 5:15 pm eastern time on Monday January 1st, Borrower’s transfer agent must deliver shares to Holder’s broker via “DWAC/FAST” electronic transfer by no later than 2:30 pm eastern time on Thursday January 4th.  If those shares are not delivered in accordance with this timeframe stated in this Section 2.6, Holder, in its sole discretion, at any time prior to selling those shares (in whole or in part), may rescind that particular conversion (in whole or in part) and have the conversion amount (in whole or in part) returned to the note balance with the conversion shares (in whole or in part) returned to the Borrower (under Holder and Borrower’s expectation that any returned conversion amounts will tack back to the original date of the note).  The Company will make its best efforts to deliver shares to Holder same day / next day.

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2.6.1 Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder (including election to pursue its rights under this Section 2.6 and subsections), at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

2.6.2 Conversion Delay Penalties.  Holder may assess, at its election, penalties or liquidated damages (both referred to herein as “penalties”) as follows.

2.6.2.A. For each conversion, Borrower agrees to deliver share issuance instructions to its transfer agent same day or next day.  In the event that the share issuance instructions are not delivered to the Borrower’s transfer agent by the next day, a penalty of $2,000 per day will be assessed for each day until share issuance instructions are delivered to the transfer agent ($2,000 per day inclusive of the day of conversion); and such penalty will be added to the principal balance of the Note (under Holder and Borrower’s expectation that any penalty amounts will tack back to the original date of the note).

2.6.2.B.  For each conversion, in the event that shares are not delivered by electronic transfer by the third business day (exclusive of the day of conversion), a penalty of $2,000 per day will be assessed for each day after the third business day (inclusive of the day of the conversion) until share delivery is made; and such penalty will be added to the principal balance of the Note (under Holder and Borrower’s expectation that any penalty amounts will tack back to the original date of the note).  Borrower will not be subjected to any penalties once its transfer agent processes the shares to the DWAC system.

2.6.3 If failure to deliver Conversion Shares occurs as follows, Holder may elect to enforce one or more of these remedies at its sole election.

2.6.3.A.  In addition to any other rights available to the Holder, if the Borrower fails to cause its transfer agent to transmit to the Holder the shares on or before the Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or if the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Borrower shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions and other fees, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Shares that the Borrower was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either (x) reinstate the portion of the Note and equivalent number of shares for which such conversion was not honored (in which case such conversion shall be deemed rescinded), (y) deliver to the Holder the number of shares of Common Stock that would have been issued had the Borrower timely complied with its conversion and delivery obligations hereunder, or (z) pay in cash to the Holder the amount obtained by multiplying (1) the number of Shares that the Borrower was required to deliver to the Holder in connection with the conversion at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed.  The Holder shall provide the Borrower written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Borrower, evidence of the amount of such loss.

2.6.3.B.  If the Borrower fails for any reason to deliver to the Holder the Shares by DWAC/FAST electronic transfer (such as by delivering a physical stock certificate) and if the Holder incurs a Market Price Loss, then not later than 30 days subsequent to Holder’s being able to determine the final amount of the Market Price Loss, the Holder may provide the Borrower written notice indicating the amounts payable to the Holder in respect of the Market Price Loss and the Borrower must make the Holder whole (if such notice has been provided no later than the expiration of such 30-calendar-day period) by either of the following options at Holder’s election:

Market Price Loss = [(High trade price on the day of conversion) x (Number of shares receivable from the conversion)] – [(Sales price realized by Holder) x (Number of shares receivable from the conversion)].

Option A – Pay Market Price Loss in Cash.  The Borrower must pay the Market Price Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice to the Borrower.

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Option B – Add Market Price Loss to Principal Sum.  The Borrower must pay the Market Price Loss by adding the Market Price Loss to the balance of the Principal Sum (under Holder’s and the Borrower’s expectation that any Market Price Loss amounts will tack back to the original date of issue of this Note).

2.6.3.C.  If the Borrower fails for any reason to deliver to the Holder the Shares within 2 (two) business days of the Share Delivery Date and if the Holder incurs a Failure to Deliver Loss, then not later than 30 days subsequent to Holder’s being able to determine the final amount of the Failure to Deliver Loss the Holder may provide the Borrower written notice indicating the amounts payable to the Holder in respect of the Failure to Deliver Loss and the Borrower must make the Holder whole (if such notice has been provided no later than the expiration of such 30-calendar-day period) as follows:

Failure to Deliver Loss = [(High trade price at any time on or after the day of conversion) x (Number of shares receivable from the conversion)].

The Borrower must pay the Failure to Deliver Loss by cash payment, and any such cash payment must be made by the third business day from the time of the Holder’s written notice (exclusive of the day of notice) to the Borrower.

2.7. Fundamental Transaction. If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person whereby such other person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 2.1 on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2.1 on the conversion of this Note).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and the other transaction documents related to Securities Purchase Agreement Document SPA-06272012 in accordance with the provisions of this Section 2.7 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other transaction documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other transaction documents with the same effect as if such Successor Entity had been named as the Company herein.

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ARTICLE 3 MISCELLANEOUS

3.1. Notices.  Any notice required or permitted hereunder must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

3.2 Subsequent Equity Sales or Agreements.  The Borrower shall provide the Holder, whenever the Holder requests at any time while this Note is outstanding, a schedule of all issuances of Common Stock or any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (a “Common Stock Equivalent”) since the date of issuance of this Note, including the applicable issuance price, or applicable reset price, exchange price, conversion price, exercise price and other pricing terms.  The term issuances shall also include all agreements to issue, or prospectively issue Common Stock or Common Stock Equivalents, regardless of whether the issuance contemplated by such agreement is consummated.  The Borrower shall notify the Holder in writing of any issuances within twenty-four (24) hours of such issuance.

3.3. Amendment Provision.  The term "Note" and all reference thereto, as used throughout this instrument, means this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

3.4. Assignability.  The Borrower may not assign this Note.  This Note will be binding upon the Borrower and its successors, and will inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder to anyone of its choosing without Borrower’s approval.

3.5. Governing Law.  This Note will be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the conflict of laws principles thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

3.6. Delivery of Process by Holder To Borrower.  In the event of any action or proceeding by Holder against Borrower, and only by Holder against Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known address or to its last known attorney set forth in its most recent SEC filing.

3.7. No Rights as Stockholder Until Conversion.  This Note does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the conversion hereof as set forth in Section 2.1.  So long as this Note is unconverted, this Note carries no voting rights and does not convey to the Holder any “control” over the Company, as such term may be interpreted by the SEC under the Securities Act of 1933, amended, or the Exchange Act, regardless of whether this Note is currently convertible.

3.8. Maximum Payments.  Nothing contained herein may be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum will be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

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3.9. Attorney Fees.  In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

3.10. Nonwaiver.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.

3.11. No Public Announcement.  Except as required by securities laws, no public announcement may be made regarding this Note, payments, or conversions without written permission by both Borrower and Holder.

3.12. Opinion of Counsel.  In the event that an opinion of counsel is needed for any matter related to this Note, Holder has the right to have any such opinion provided by its counsel.  Holder also has the right to request any such opinion be provided by Borrower’s counsel, which request shall not be unreasonably refused.

3.13. Director’s Resolution.  Once effective, Borrower will execute and deliver to Holder a copy of a Board of Director’s resolution resolving that this note is validly issued, paid, and effective.

3.14. No Shorting.  Holder agrees that so long as any Notes from Borrower to Holder remain outstanding, Holder will not enter into or effect any “short sales” of the common stock or hedging transaction which establishes a net short position with respect to the common stock of Seven Arts Entertainment Inc.  Borrower acknowledges and agrees that upon submission of conversion notice as set forth in Section 3.1 (up to the amount of cash paid in under the Note), Holder immediately owns the common shares described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered a short sale.

*           *           *

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BORROWER[S]:

SEVEN ARTS ENTERTAINMENT INC.

By: ____________________________
Peter Hoffman
Chief Executive Officer

LENDER/HOLDER:

____________________________
JMJ Financial / Its Principal

[Secured Promissory Note Signature Page]

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SECURITIES PURCHASE AGREEMENT
DOCUMENT SPA-06__2012

This Securities Purchase Agreement (this “Agreement”) is dated as of June __, 2012, between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”) and JMJ Financial (the “Purchaser”) (referred to collectively herein as the “Parties”).

WHEREAS, the Company desires to sell and Purchaser desires to purchase a Secured Convertible Promissory Note due, subject to the terms therein, four (4) months from its effective date of issuance, issued by the Company to the Purchaser, in the form of Exhibit A attached hereto (the “Note”), a Warrant to purchase  8,333,333 shares of the Company’s common stock for a period of four (4) years from the date hereof, issued by the Company to the Purchaser, in the form of Exhibit B attached hereto (the “Warrant”), and $150,000 worth of shares of common stock of the Company (the “Origination Shares,” and together with the Note and the Warrant, the “Securities”) as set forth below;

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

ARTICLE I   PURCHASE AND SALE

1.1           Purchase and Sale.  Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchaser agrees to purchase the Note, in an aggregate principal amount of $500,000, a Warrant to purchase 8,333,333 shares of Company common stock with an aggregate exercise price of $250,000, and the Origination Shares.  The Purchaser shall deliver, via wire transfer, immediately available funds in the amount of US $500,000 (the “Purchase Price”), and the Company shall deliver to the Purchaser the Note and the Warrant and, in accordance with Section 2.2 below, the Origination Shares, and the Company and the Purchaser shall deliver any other documents or agreements related to this transaction, including, but not limited to, Security Agreement Document SA-06__2012, Representations and Warranties Agreement Document RW-06__2012 and Default Document D-06__2012.

1.2           Effective Date.  This Agreement will become effective only upon occurrence of the two following events: execution of this Agreement, the Note, and the Warrant by both the Company and the Purchaser, and delivery of the first payment of the Purchase Price by the Purchaser to the Company.

ARTICLE II   BRIDGE LOAN; ORIGINATION SHARES

2.1           Bridge Loan Transaction.  The Company represents and warrants to the Purchaser as follows:

2.1.1           The Company is entering into this Agreement to provide bridge financing for the Company through October __, 2012 while it seeks to secure a greater amount and more permanent funds through one or more additional financing transactions;

2.1.2.           The Company intends to repay the Note prior to its maturity using the proceeds of such additional financing transactions;

2.1.3.           If the Purchaser is a party to any such additional financing transaction, the Company and the Purchaser may mutually agree to restructure the Note as part of such additional financing transaction.

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2.2           Origination Shares.  The Company shall deliver the Origination Shares to the Purchaser as follows:

2.2.1           Within five (5) trading days after the effective date of this Agreement, the Company shall cause to be delivered from a third party, non-affialite stockholder of the Company such number of Origination Shares as equals $150,000 divided by the closing trade price of the Company’s common stock on the day prior to delivery of the Origination Shares.

2.2.2.           All Origination Shares shall be duly and validly issued, fully paid and non-assessable, free of restrictive legend, and delivered to the Purchaser by DWAC/Fast electronic transfer in the name and account specified by Purchaser.

2.2.3           Within thirty (30) days after Purchaser disposes of the last of the Origination Shares the Company delivered to the Purchaser, the Purchaser shall notify the Company whether it received $150,000 of net proceeds from the sale of the Origination Shares.  If the Purchaser did not receive $150,000 of net proceeds and the Purchaser so requests, the Company shall deliver to the Purchaser, within five (5) trading days after receipt of such request from the Purchaser, such additional number of Origination Shares as may be necessary to enable Purchaser to receive $150,000 of aggregate net proceeds from the sale of the Origination Shares.

ARTICLE III   MISCELLANEOUS

3.1           Successors and Assigns. This Agreement may not be assigned by the Company.  The Purchaser may assign any or all of its rights under this Agreement and agreements related to this transaction.  The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2           Reservation of Authorized Shares.  As of the effective date of this Agreement and for the remaining period during which the Note is convertible into shares of the Company and the Warrant is exercisable for shares of the Company, the Company will reserve from its authorized and unissued common stock a sufficient number of shares (at least  35,000,000 common shares) to provide for the issuance of common stock upon the full conversion of the Note and the full exercise of the Warrant.  The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  The Company agrees that its issuance of the Note and the Warrant constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing shares to execute and issue the necessary shares of common stock upon the conversion of the Note and the exercise of the Warrant.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated by the Agreement or for the issuance of the shares contemplated by the Note or the shares contemplated by the Warrant.

3.3           Piggyback Registration Rights.  The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon exercise of the Warrant.  Failure to do so will result in liquidated damages of $100,000 being immediately due and payable to the Holder at its election in the form of cash payment.

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3.4           Rule 144 Tacking Back and Registration Rights.  Whenever the Note or Warrant or any other document related to this transaction provides that a conversion amount, make-whole amount, penalty, fee, liquidated damage, or any other amount or shares (a “Tack Back Amount”) tacks back to the original date of the Note, Warrant, or document for purposes of Rule 144 or otherwise, in the event that such Tack Back Amount was registered or carried registration rights, then that Tack Back Amount shall have the same registration status or registration rights as were in effect immediately prior to the event that gave rise to such Tack Back Amount tacking back.  For example, if the Purchaser converts a portion of the Note and receives registered shares and the Purchaser later rescinds that conversion, the conversion amount would be returned to the principal balance of the Note and upon any future conversion of the Note the amount converted would be convertible into shares registered on that registration statement.

3.5           Additional Financing.  The Purchaser, at its option, may invest up to an additional $1,000,000 (one million dollars), in part, whole, and/or multiple transactions, in the Company on the same or better terms as set forth in this agreement for a period of three years from the Effective Date.  In the event that the Purchaser wishes to exercise this right, the Purchaser will provide written notification to the Company and deliver to the Company, (i) at Purchaser’s election, documents for execution substantially similar to, or containing substantially similar terms as, this agreement and the transaction documents related to this agreement, or (ii) upon mutual agreement of the Company and the Purchaser, new documents that will memorialize the terms of the additional financing.

3.6           Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to the principles of conflict of laws thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida.  Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

3.7           Delivery of Process by Purchaser to Company.  In the event of any action or proceeding by the Purchaser against the Company, and only by Purchaser against the Company, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Purchaser via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known address or to its last known attorney as set forth in its most recent SEC filing.

3.8           Notices.  Any notice required or permitted hereunder must be in writing and either be personally served, sent by facsimile or email transmission, or sent by overnight courier.  Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

3.9           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Agreement may be effected by email.

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3.10           Expenses. The Company and the Purchaser shall pay all of their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.  In the event any attorney is employed by either party to this Agreement with respect to legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

3.11           No Public Announcement.  Except as required by securities law, no public announcement may be made regarding this Agreement, the Note, the Warrant, or the Purchase Price without written permission by both the Company and the Purchaser.

3.12           Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___ day of June, 2012.

COMPANY: SEVEN ARTS ENTERTAINMENT INC. By: ____________________________ Peter Hoffman Chief Executive Officer PURCHASER: _______________________________ JMJ Financial / Its Principal

[Securities Purchase Agreement Signature Page]

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Additional Default Provisions

Default.  The following are Events of Default under the Note, the Warrant, and any other document related to the transactions contemplated by Securities Purchase Agreement Document SPA-06272012: (i) the Borrower shall fail to pay any principal under the Note when due and payable (or payable by conversion) thereunder; or (ii) the Borrower shall fail to pay any interest or any other amount under the Note when due and payable (or payable by conversion) thereunder; or (iii) the Company shall fail to pay any amount under the Warrant when due and payable (or payable upon exercise) thereunder; or (iv) the Company shall fail to honor its obligations under the Securities Purchase Agreement or any other document related to the Securities Purchase Agreement; or (v) any representation of the Company under Representations and Warranties Agreement Document RW-06272012 was untrue at the time it was made or the Company shall fail to honor any warranty made by the Company under such Representations and Warranties Agreement; or (vi) a receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for thirty (30) days or shall not be dismissed or discharged within sixty (60) days; or (vii) the Borrower shall become insolvent; or (viii) the Borrower shall make a general assignment for the benefit of creditors; or (ix) the Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (x) an involuntary proceeding shall be commenced or filed against the Borrower, which shall not be dismissed within sixty (60 days of filing; or (xi) the Borrower shall lose its ability to electronically transfer shares by “DWAC/FAST” transfer; or (xii) the Borrower shall lose its status as “DTC Eligible”; or the borrower’s stockholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (xiii) the Borrower shall become late or delinquent in its filing requirements as a fully-reporting issuer registered with the Securities and Exchange Commission (a filing before the expiration of a valid extension of time to file is not delinquent); or (xiv) the Borrower’s stock shall no longer be listed for trading on Nasdaq Capital Market or other NYSE or Nasdaq Stock Market tier; or (xv) the shares of common stock of the Borrower close at a price below $0.025 at any time the Note is outstanding; or (xvi) an event of default occurs under Security Agreement Document SA-06272012; or (xvii) on or before September 21, 2012, the Company’s stockholders are not provided with an opportunity to approve the transactions contemplated by Securities Purchase Agreement Document SPA-06272012, whether such approval is on a stand-alone basis or as a portion of a more general proposal that describes such transactions.

COMPANY / BORROWER:

SEVEN ARTS ENTERTAINMENT INC.

By:  ____________________________
Peter Hoffman
Chief Executive Officer

LENDER/HOLDER:

____________________________
JMJ Financial / Its Principal

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REPRESENTATIONS AND WARRANTIES AGREEMENT
DOCUMENT RW-06272012

These Representations and Warranties apply to all transaction documents related to the Securities Purchase Agreement Document SPA-06272012 (the “Agreement”) dated as of June 27, 2012, between Seven Arts Entertainment Inc., a Nevada corporation (the “Company”) and JMJ Financial (the “Purchaser”).  All capitalized terms not otherwise defined herein shall have the meanings given such terms in the Agreement.

The Company represents and warrants to the Purchaser, as of the date of the Agreement (unless otherwise stated), as follows:

1) Authorized Capital Stock.  As of June 27, 2012, the Company has 250,000,000 authorized shares of common stock and 130,694,110 shares of common stock issued and outstanding.  The Company has 350,000 warrants outstanding and 800,000 stock options outstanding.  The Company has reserved for other parties from its authorized shares of common stock:  350,000 shares for warrants and 800,000 shares for employee stock options.  As set forth above, the total number of authorized shares reserved for other parties is 1,150,000, there are 130,694,110 shares issued and outstanding, and there are therefore 118,155,890 authorized shares that are available for issuance or reservation, and the Company will reserve a sufficient number of shares for Purchaser as set forth in Section 3.2 of the Agreement.  Except for customary adjustments as a result of stock dividends, stock splits, combinations of shares, reorganizations, recapitalizations, reclassifications or other similar events, there are no anti-dilution or price adjustment provisions contained in any security (other than the Note and the Warrant) issued by the Company (or in any agreement providing rights to security holders).  The issuance and sale of the Note and the Warrant pursuant to the Agreement will not give rise to any preemptive rights or rights of first refusal, co-sale rights or any other similar rights on behalf of any person or result in the triggering of any anti-dilution or other similar rights.

2) No Conflicts. The execution, delivery and performance by the Company of the Agreement, the Note, and the Warrant, the issuance and sale of the Securities, and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any of its subsidiaries’ certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected.

3) No Inconsistent Agreements.  Neither the Company nor any of its subsidiaries has entered into, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of the Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Purchaser in the Agreement, the Note, or the Warrant or that otherwise conflicts with the provisions of the Agreement, the Note, or the Warrant.

4) DWAC/DTC.  The Company is currently able to electronically transfer shares via DWAC/FAST electronic transfer system.  The shares of common stock of the Company are DTC eligible.

5) Transfer Agent.  The Company’s transfer agent is Interwest Transfer Company, Inc., 1981 Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117, Julie@interwesttc.com, 801-272-9294 ext. 30, attn.:  Julie Felix.  The Company will not issue stop transfer instructions to the transfer agent regarding any shares of common stock of the Company issued to the Purchaser.

6) Registration Rights.  No party has any right to cause the Company to effect a registration under the Securities Act of 1933, as amended, of any securities of the Company or any of its subsidiaries.

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7) Piggyback Registrations Rights; Prohibition on Filing Other Registration Statements.  The Company shall include on the next registration statement the Company files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) the Origination Shares and all shares issuable upon exercise of the Warrant (the “Warrant Shares”), including the Registration Statement on Form S-3, which the Company intends to file within four weeks of the date hereof (subject to underwriters cutbacks outside of the Company’s control).  The Company shall not file any other registration statement that does not include the Origination Shares and the Warrant Shares until all Origination Shares and Warrant Shares are registered pursuant to a registration statement that is declared effective, provided that this Section 7 shall not prohibit the Company from filing amendments to registration statements filed prior to the date of the Agreement.  Failure to comply with the terms of this paragraph will result in liquidated damages of $100,000 being immediately due and payable to the Holder in the form of cash payment.

8) Nasdaq.  The Securities are being offering pursuant to stockholder approval authorizing the board of directors of the Company to issue up to 25 million shares of Common Stock at the Company’s annual stockholder meeting held on March 27, 2012 and as described in the Company’s definitive proxy statement on Schedule 14A (Amended) filed with the U.S. Securities and Exchange Commission on March 14, 2012.  As such, the sale and issuance of the Securities comply with, in all respects, NASDAQ Rule 4350(i).

9) SEC Documents.  The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC for the last two years pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (the “SEC Documents”).  As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.  As of their respective filing dates, the SEC Documents, taken as a whole, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

10) No Material Change. Since the date of the last Form 10-Q filed by the Company with the SEC on May 21, 2012, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, indirect, or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) neither the Company nor any of its subsidiaries has altered its method of accounting; (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its respective businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iv) the Company has not paid or declared any dividends or other distributions with respect to its capital stock; (v) there has not been any change in the capital stock of the Company, other than the sale of the Securities under the Agreement and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); and (vi) there has not been any material adverse change in the condition (financial or otherwise), assets, properties, business, prospects or results of operations of the Company.  The Company does not have pending before the SEC any request for confidential treatment of information.

11) Transfer Taxes. All stock transfer fees or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities or the conversion of the Notes or exercise of the Warrants will be, or, when the liability arises, will have been, fully paid or provided for by the Company and all laws imposing such fees and/or taxes will be or will have been fully complied with.

12) Other Financings.  The Company has not engaged in any financing transaction in which the Company has issued securities, and does not currently have outstanding any securities, with either (i) a conversion price more favorable to the holder than the conversion price set forth in the Note, or (ii) an exercise price more favorable to the holder than the exercise price set forth in the Warrant.

13) Use of proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder for working capital, capital expenditures, and operating expenses.

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14) Litigation.  Except as the disclosed in Exhibit A, there is no action, suit, inquiry, notice of violation, default, proceeding or investigation existing or pending against or affecting the Company, any of its subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”).  Neither the Company nor any of its subsidiaries, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  If the Actions disclosed on Exhibit A were decided against the Company, none of the Actions listed on Exhibit A would have, individually or collectively, a material adverse effect on the condition (financial or otherwise), assets, properties, business, prospects or results of operations of the Company.

15) Law.  There has not been, and to the knowledge of the Company, there is not pending or contemplated, any inquiry or investigation by the SEC, any state securities regulator, the U.S. Department of Justice, or any state, Federal or non-US regulatory authority targeted at the Company or any current officer, director, or employee of the Company; and more specifically, neither the Company nor any of its current officers, directors, or employees have received any subpoena or inquiry from any regulatory authority listed within this paragraph targeted at the Company or any current officer, director, or employee.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any of its subsidiaries under the Exchange Act or the Securities Act.

16) No Bankruptcy.  The Company has no knowledge of any facts or circumstances that lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the effective date of the Agreement.

17) No Reverse Split.  This section intentionally left blank.

18) Conversion and Exercise.  By entering into the Agreement, the Company agrees to take responsibility and accountability for the conversion terms of the Note and the exercise terms of the Warrant, and to honor the conversion and exercise terms as set forth in the Note and the Warrant.

19) Participation in Future Financings.  From the date hereof until the twelve (12) month anniversary of the effective date of the Agreement, upon any issuance by the Company or any of its subsidiaries of any security for cash consideration (a “Subsequent Financing”), the Purchaser shall have the right to participate in the Subsequent Financing in a matching amount up to 100% of the Subsequent Financing on the same terms, conditions and price as provided for in the Subsequent Financing.

20) Terms of Future Financings.  So long as any Note or Warrant is outstanding, upon any issuance by the Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Purchaser in the Agreement or the related transaction documents, then the Company shall notify the Purchaser of such additional or more favorable term and such term, at Purchaser’s option, shall become a part of the transaction documents with the Purchaser.  The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, conversion lookback periods, actual conversion price, stock issuance price, private placement stock sale price, interest rates, original issue discounts, and warrant coverage.

21) Subsequent Equity Sales or Agreements.  The Company shall provide the Purchaser, whenever the Purchaser requests at any time while the Note or Warrant is outstanding, a schedule of all issuances of Common Stock or any debt, preferred stock, right, option, warrant or other instrument that is convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (a “Common Stock Equivalent”) since the date of the Agreement, including the applicable issuance price, or applicable reset price, exchange price, conversion price, exercise price and other pricing terms.  The term issuances shall also include all agreements to issue, or prospectively issue Common Stock or Common Stock Equivalents, regardless of whether the issuance contemplated by such agreement is consummated.  The Company shall notify the Purchaser in writing of any issuances within twenty-four (24) hours of such issuance.

*           *           *

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COMPANY: SEVEN ARTS ENTERTAINMENT INC. By: ____________________________ Peter Hoffman Chief Executive Officer PURCHASER: _______________________________ JMJ Financial / Its Principal

[Representations and Warranties Agreement Signature Page]

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EXHIBIT A

Litigation
Creditors Liquidation of SAP Plc.
The Company’s listing predecessor Seven Arts Pictures Plc. (“PLC”) was placed by the English Companies Court into compulsory liquidation on November 8, 2011.  The Company’s CEO, Mr. Peter Hoffman, as a director of PLC had sought an administration order but this request was denied by the Courts as a result of inter alia the opposition of Parallel Pictures LLC (“Parallel”).  PLC’s principal creditors have appointed a liquidator for the orderly winding up of its remaining assets not transferred to us pursuant to the Asset Transfer Agreement, effective January 27, 2011.

Mr. Hoffman expects that the liquidator and PLC will pursue its substantial claims against Parallel and its defenses to Parallel’s claims.  Parallel has claimed in the proceedings in England and the United States that the Asset Transfer Agreement between the Company and PLC was ‘fraudulent’ and may seek additional compensation or guarantees from Company.  Management believes that the Asset Transfer Agreement is a valid agreement for value and not subject to attack and that Parallel will not prevail in its claims.  Management believes it has the support of its creditors to resist these claims by Parallel which are disputed by the Company and as a result Parallel will not obtain any relief from the courts on this issue.

Based on discussions with the liquidator, our management believes this liquidation proceeding will have no material effect on the cost, business or market value of common stock.

Further Share Issue to the Company
On June 11, 2010, the Company was incorporated in the State of Nevada as a wholly-owned subsidiary of PLC.  As of June 11, 2010, the Company entered into an Asset Transfer Agreement, as amended on January 27, 2011 and again on August 31, 2011, to transfer all of the assets with a cost basis from PLC to the Company, in exchange for assumption by the Company of certain indebtedness and for one share of common stock of the Company for each ordinary share of PLC, which have been distributed to PLC’s former shareholders.  Additionally, 2,000,000 shares of the Company’s common stock were issued to PLC in order to satisfy any remaining obligations.  There are several outstanding lawsuits which the liquidator of SAP will try to resolve as part of the liquidation proceedings.  Any proceeds from these legal matters will also be used to pay off outstanding obligations within the PLC.  If there is a shortfall in the proceeds to meet the obligations left in PLC. then the Company . may well have to issue more stock to cover this shortfall.

Fireworks Litigation
The Company prevailed in a motion for summary adjudication on February 10, 2011 in an action against CanWest Entertainment and two of its affiliates (“CanWest”) confirming the Company’s ownership of five motion pictures “Rules of Engagement”, “An American Rhapsody,” “Who Is Cletis Tout,” “Onegin,” and “The Believer”, (the “Copyrights”).  The Company has filed an action in England against Content Media Corporation (“Content”) and Paramount Picture Corp. (“Paramount”) to recover the Copyrights and substantial damages for the use of the copyrighted works after their purported acquisition from CanWest.  The Company may incur up to $200,000 in legal expenses to pursue this claim but expects to recover those fees from Content.

Arrowhead Target Fund
Seven Arts Future Flow I (“SFF”), a limited liability company owned by SAP Inc., a Company previously controlled by Mr. Hoffman, obtained financing from the Arrowhead Target Fund, Ltd. (“Arrowhead”) of approximately $8,300,000 (the “Arrowhead Loan”).  SFF secured the Arrowhead Loan with liens on 12 motion pictures that generated revenues of $820,026 in the fiscal year ended June 30, 2009, $2,739,800 in the fiscal year ended March 31, 2008 and $544,478 in the three month period ended June 30, 2009.  The Company’s only liability is to repay the Arrowhead Loan from the proceeds of the film assets pledged against the Arrowhead Loan.  The Company is not required to repay the Arrowhead Loan from any of its other assets or revenues. The Company’s subsidiary, SAFE, Ltd. was the collateral agent of the film assets.

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The Arrowhead Loan became due in February 2009 and SFF has not paid the outstanding principle and interest due thereon.  Arrowhead has the right to foreclose on the pledged film assets, but has not done so at the present time.  SFF has received a default notice to this effect and as a result Arrowhead is now collecting directly all sums receivable by the Company with respect to these motion pictures, and has appointed a new servicing agent for these motion pictures with the result that the Company no longer controls the licensing of these motion pictures.  Failure to repay or refinance the Arrowhead Loan could result in a material disposition of assets through the loss of the Company’s rights to the twelve motion pictures and related loss of revenues in amounts that are difficult to predict.

As a result of the foregoing, the Company has removed all assets accounts relating to the twelve motion pictures pledged to Arrowhead and has removed the corresponding limited recourse indebtedness from the Company’s consolidated balance sheet at fiscal year ended June 30, 2009, due to the fact that the loan was a limited recourse loan and the Company had no further obligations to Arrowhead beyond the pledged film assets.

Arrowhead filed an action on September 22, 2010, which seeks recovery from the Company of the monies which the Company has retained under its interpretation of the relevant agreements with Arrowhead.  In addition, Arrowhead makes substantial additional claims against the Company, Mr. Hoffman and SAP Inc. regarding claimed breaches of the terms of the operative agreements, including failure to properly account, failure to turn over materials, failure to remit monies collected, and similar matters.  The claims against the Company for these breaches of warranties for damages are $8,300,000 although Arrowhead states no basis for this amount.

The Company had moved to dismiss the action against all defendants other than Seven Arts Future Flows I LLC, which is not part of the Company.  On August 9, 2011, the New York Supreme Court granted the Company’s motion and dismissed all defendants except Seven Arts Filmed Entertainment Limited in its capacity as a collateral agent, which is not a material element of Arrowhead claim.

Arrowhead has purported to refile its claim against the Company and the other defendants.  The Company will seek dismissal of these claims on the same grounds.  The Company continues to believe that Arrowhead’s claims against the Company are without substantial merit.

Arrowhead Capital Partners – AGC Loan
The Company’s predecessor and several affiliates were named as defendants in an action by Arrowhead Capital Partners Ltd filed in the Supreme Court of New York County of New York State purportedly served on May 24, 2010, seeking to collect $1,000,000 plus interest (the “ACG Loan”) due to Arrowhead Consulting Group LLC (“ACG”) as well as foreclosure on the collateral granted as part of the Cheyne Loan.  The ACG Loan is fully subordinated to repayment of the Cheyne Loan, which has not been repaid, and a subsidiary of the Company has been assigned all Cheyne’s rights under the subordination provision of the Cheyne Loan.  As a result Management does not believe that ACG has the right to maintain this action to collect any monies or to foreclose on any collateral pursuant to the Cheyne Loan.  The Company intends to vigorously defend against this action and has filed for summary judgment to dismiss it.

Investigation into Claim for Tax Credits (SAPLA)
The US Attorney in New Orleans is investigating claims for Louisiana film infrastructure tax credits including such tax credits to be claimed by an affiliate of the Company, Seven Arts Pictures Louisiana LLC, and has issued subpoenas for discovery of documents in the possession of the Company related to their tax credits.  This investigation appears to include investigation as to whether certain expenses claimed by this affiliate were improper or fraudulent.  All such claimed expenses were audited by independent auditors in Louisiana and reviewed by counsel. None of these expenses or credits has been included in the Company’s financial statements for any period.  Management believes that this investigation will have no material adverse effect on the Company’s operations or the total tax credits to be received by the Company’s affiliates, but could result in charges against current or former employees of this affiliate based on prior audits, including Mr. Hoffman.

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Parallel Action
On June 28, 2011, PLC filed an action in the High Court of England against Parallel Media LLC (“Parallel”) to collect sums due to PLC with respect to acquisition of distribution rights in Russia to four motion pictures and to confirm Parallel’s obligations under both a signed and unsigned investment agreement with respect to the motion picture project Winter Queen.  On the same day Parallel filed a petition to wind up and liquidate PLC in the Companies Courts of England based on its claim of repayment of $1,000,000 of investment made by Parallel in Winter Queen.  PLC is not a part of the Company.

On September 19, 2011, Parallel filed a new action against PLC and the Company in the Superior Court of California, asserting the same claims as in the winding up petition and seeking to enjoin the proposed administration proceedings in England.  A request for a preliminary injunction was denied by the Superior Court.

HMRC Investigation
On July 19, 2011 Officers of Her Majesty’s Revenue & Customs (“HMRC”) attended the offices of PLC in London.  Documents were retained appertaining to arrangements involving the subscription for shares in a number of companies which had lost value, resulting in subscribers making claims to tax relief.

PLC’s participation in these transactions was limited to PLC’s predecessor’s transfer of rights to certain motion pictures to the investors in return for their investments in the production and release costs of those pictures and making available the provision of loans to fund a portion of those investments.  PLC received no tax benefits from the transactions, which were made on arms-length terms.  PLC believes that it is not a subject of the HMRC investigation.

In connection with the transactions, PLC did not make any representations or warranties to any party, including the investors, regarding any potential tax benefits related to the transactions.  Prior to the closing of the transactions, the investors obtained and made available to PLC, an opinion of prominent Queen’s counsel, specializing in United Kingdom tax laws, that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws.  PLC remains confident that the transactions were permitted and acceptable under the terms of the applicable United Kingdom revenue laws.

HMRC has requested interviews with three officers of PLC to discuss whether those officers were involved in the arrangements for subscription of shares in the relevant companies.  PLC is fully cooperating with the investigation.  PLC believes there is no basis for any claim of responsibility of any of its officers or employees.  Based on facts currently known by PLC, there is no need for it to record a contingent liability in its financial statements in connection with the investigation or the related transactions.

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